                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

         Filed by the registrant [X]
         Filed by a party other than the registrant [ ]

         Check the appropriate box:
[ ]      Confidential, for use of the Commission only
         (as permitted by Rule 14a-6(e)(2))
[X]      Preliminary proxy statement
[ ]      Definitive proxy statement
[ ]      Definitive additional materials
[ ]      Soliciting material under Rule 14a-12

                                Brightpoint, Inc.
________________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
      (Name of Person(s) Filing Proxy Statement, If Other Than Registrant)

Payment of filing fee (Check the appropriate box):

         [X]      No fee required.
         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

(1)      Title of each class of securities to which transaction applies:

________________________________________________________________________________

(2)      Aggregate number of securities to which transaction applies:

________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

________________________________________________________________________________
________________________________________________________________________________
(4)      Proposed maximum aggregate value of transaction:

________________________________________________________________________________
________________________________________________________________________________
(5)      Total Fee Paid:

________________________________________________________________________________
________________________________________________________________________________
[ ]      Fee paid previously with preliminary materials:

________________________________________________________________________________
________________________________________________________________________________
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

________________________________________________________________________________
________________________________________________________________________________
(2)      Form, Schedule or Registration Statement No.:

________________________________________________________________________________
________________________________________________________________________________
(3)      Filing party:

________________________________________________________________________________
________________________________________________________________________________
(4)      Date filed:

________________________________________________________________________________
________________________________________________________________________________

[BRIGHTPOINT(R) LOGO]

YOUR SUCCESS IS OUR BUSINESS

                                PRELIMINARY COPY

Dear Brightpoint, Inc. Stockholders:

         You are cordially invited to attend the 2004 Annual Meeting of Stockholders ("Annual Meeting") of Brightpoint, Inc. (the "Company") that will be held on Thursday, June 3, 2004, at 9:00 a.m. local time, at the Company's offices located at 501 Airtech Parkway, Plainfield, Indiana 46168.

         Your Board of Directors unanimously believes that the election of the nominees specified in the accompanying Proxy Statement as directors is in the best interests of the Company and its stockholders and, accordingly, recommends a vote "FOR" such nominees. Further, your Board of Directors unanimously believes that approving the Company's Amended and Restated Independent Director Stock Compensation Plan, approving the Company's 2004 Long-Term Incentive Plan, changing the Company's state of incorporation from Delaware to Indiana and ratifying the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2004 are in the best interests of the Company and its stockholders and, accordingly, recommends a vote "FOR" such proposals.

         Your vote is very important, and we appreciate a prompt return of your signed proxy card or your prompt vote by telephone or via the internet.

         We appreciate your continued support.

Sincerely yours,

/s/ Robert J. Laikin
Robert J. Laikin
Chairman of the Board and
Chief Executive Officer

        Brightpoint, Inc., 501 Airtech Parkway, Plainfield, Indiana 46168

[BRIGHTPOINT(R) LOGO]

YOUR SUCCESS IS OUR BUSINESS

                                PRELIMINARY COPY

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              OF BRIGHTPOINT, INC.
                        TO BE HELD THURSDAY, JUNE 3, 2004

To the Stockholders of Brightpoint, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Brightpoint, Inc. (the "Company") will be held on Thursday, June 3, 2004, at 9:00 A.M. local time, at the Company's offices located at 501 Airtech Parkway, Plainfield, Indiana 46168 for the following purposes:

         1. To elect two (2) Class I directors to hold office until the Annual Meeting of Stockholders to be held in 2007 and until their successors have been duly elected and qualified;

         2. To consider and vote upon a proposal to approve the Company's Amended and Restated Independent Director Stock Compensation Plan;

         3. To consider and vote upon a proposal to approve the Company's 2004 Long-Term Incentive Plan;

         4. To consider and vote upon a proposal to change the Company's state of incorporation from Delaware to Indiana;

         5. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2004; and

         6. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

         Presentations will be made after the foregoing business has been conducted at the Annual Meeting. A written report of the results of the Annual Meeting will be posted on the Company's web site following the Annual Meeting.

         Only stockholders of record at the close of business on April 19, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. You may submit your proxy vote with the enclosed paper card or you can vote by telephone or via the Internet. See Voting by Telephone or via the Internet in the accompanying Proxy Statement for further details. Please note that there are separate telephone and Internet voting arrangements depending upon whether shares are registered in your name or in the name of a bank or broker. Whether or not you attend the Annual Meeting it is important that your shares be represented and voted.

         After reading the enclosed Notice of Annual Meeting and Proxy Statement, please complete, sign, date and return the enclosed proxy card in the envelope provided for that purpose or cast your vote by telephone or via the Internet. If the address on the accompanying material is incorrect, please advise our Transfer Agent, American Stock Transfer & Trust Company, in writing, at 59 Maiden Lane, New York, New York 10038.

         IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

         PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PAPER PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU CHOOSE YOU MAY ALSO VOTE BY TELEPHONE OR VIA THE INTERNET. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

Notice of the Annual Meeting is hereby given, By Order of the Board of Directors,

/s/ Steven E. Fivel
Steven E. Fivel
Secretary

                                PRELIMINARY COPY

                                 PROXY STATEMENT

                                BRIGHTPOINT, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 3, 2004

         This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Brightpoint, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, June 3, 2004, at 9:00 a.m. local time, at the Company's offices located at 501 Airtech Parkway, Plainfield, Indiana 46168, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

         Management intends to mail this Proxy Statement and the accompanying form of proxy to stockholders on or about April 26, 2004.

         Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

         It is anticipated that all of the Company's Board of Directors and Executive Officers will be present at the Annual Meeting and that a presentation will be made after the conclusion of the business to be conducted at the Annual Meeting.

         The address and telephone number of the principal executive offices of the Company are: 501 Airtech Parkway, Plainfield, Indiana 46168, telephone number: (317) 707-2355.

         The following questions and answers provide important information about the Annual Meeting and this Proxy Statement:

Q.       What am I voting on?

A. (i) Election of two Class I directors (V. William Hunt and Stephen H. Simon), (ii) approval of the Company's Amended and Restated Independent Director Stock Compensation Plan, (iii) approval of the Company's 2004 Long-Term Incentive Plan, (iv) changing the Company's state of incorporation from Delaware to Indiana, and (v) ratifying the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2004.

Q.       Who is entitled to vote?

A. Stockholders of record as of the close of business on April 19, 2004 (the "Record Date"), are entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of the Company's common stock held on the Record Date.

Q.       How do I vote?

A. You may sign and date each paper proxy card you receive and return it in the prepaid envelope. If you return your signed proxy but do not indicate your voting preferences, we will vote on your behalf FOR all proposals as specified in the Proxy Statement.

         You may also vote by telephone or via the Internet. See Voting by Telephone or via the Internet below for further details. Please note that there are separate telephone and Internet voting arrangements depending upon whether shares are registered in your name or in the name of a bank or broker.

Q.       How may I revoke or change my vote?

A.       You have the right to revoke your proxy any time before the meeting by
(i) notifying the Company's Secretary, or (ii) returning a later-dated proxy. You may also revoke your proxy by voting in person at the Annual Meeting.

Q.       What does it mean if I receive more than one proxy card?

A. It may mean that you are the registered holder of shares in more than one account. Sign and return all proxy cards to ensure that all your shares are voted. You may call American Stock Transfer & Trust Company at 1-800-937-5449 if you have any questions regarding the share information or your address appearing on the paper proxy card.

Q.       Who will count the votes?

A. An officer of the Company will tabulate the votes and act as the independent inspector of election.

Q.       What constitutes a quorum?

A. A majority of the outstanding shares, present or represented by proxy, of the Company's common stock constitutes a quorum for the Annual Meeting. As of the Record Date [19,266,018] shares of the Company's common stock $.01 par value per share (the "Common Stock") were issued and outstanding.

Q.       How many votes are needed for the election of the directors?

A. The directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning the two nominees receiving the highest number of votes will be elected as directors. Only votes cast for a nominee will be counted, except that a properly executed proxy that does not specify a vote with respect to the nominees will be voted for the two nominees whose names are printed on the proxy card (V. William Hunt and Stephen H. Simon). Abstentions and broker non-votes (as described below) will have no effect on the election of directors.

Q. How many votes are needed for the approval of the Company's Amended and Restated Independent Director Stock Compensation Plan?

A. The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote at the Annual Meeting is required to approve the Company's Amended and Restated Independent Director Stock Compensation Plan. Broker non-votes will not be treated as entitled to vote on this matter and will therefore have no effect on the proposal to approve the Company's Amended and Restated Independent Director Stock Compensation Plan.

Q. How many votes are needed for the approval of the Company's 2004 Long-Term Incentive Plan?

A. The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote at the Annual Meeting is required to approve the Company's 2004 Long-Term Incentive Plan. Broker non-votes will not be treated as entitled to vote on this matter and will therefore have no effect on the proposal to approve the Company's 2004 Long-Term Incentive Plan.

Q. How many votes are needed for the approval of the change of the Company's state of incorporation from Delaware to Indiana?

A. The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date is required to approve the change of the Company's state of incorporation from Delaware to Indiana. Abstentions and broker non-votes will have the same effect as a vote against the proposal to approve the change of the Company's state of incorporation from Delaware to Indiana.

Q. How many votes are needed for the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2004?

A. The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote at the Annual Meeting is required for the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2004. Broker non-votes will not be treated as entitled to vote on this matter and will therefore have no effect on the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors.

Q.       What is a "broker non-vote"?

A. A "broker non-vote" occurs when a broker submits a proxy that does not indicate a vote for some of the proposals because the broker has not received instructions from the beneficial owners of how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions.

Q.       Where will the Annual Meeting be held?

A. The Annual Meeting will be held at the Company's offices located at 501 Airtech Parkway, Plainfield, Indiana 46168 on Thursday, June 3, 2004, at 9:00 a.m. local time.

Q:       How may I communicate with the Board of Directors?

A:       The Board of Directors, through its Corporate Governance and Nominating
Committee, has established a process for stockholders to send communications to the Board of Directors. You may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of Brightpoint, Inc. c/o Corporate Secretary, 501 Airtech Parkway, Plainfield, Indiana 46168 or via e-mail: board.directors@brightpoint.com. You should identify your communication as being from a Brightpoint stockholder. The Corporate Secretary may require reasonable evidence that your communication or other submission is made by a Brightpoint stockholder before transmitting your communication to the Board of Directors.

                       OUTSTANDING STOCK AND VOTING RIGHTS

         Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding [19,266,018] shares of Common Stock, the Company's only class of voting securities. Each share entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.

                     VOTING PROCEDURES AND PROXY INFORMATION

         The proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

         The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. The Company has retained Innisfree M&A Incorporated, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the Annual Meeting at a cost of $10,000 plus reimbursement of reasonable out of pocket expenses. In addition, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and the Company may reimburse such persons for their expenses.

VOTING BY TELEPHONE OR VIA THE INTERNET

         For Shares Registered in the Name of a Brokerage Firm or Bank. A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different than the program provided by American Stock Transfer & Trust Company for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you already have been offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the ADP program must be received by 11:59 p.m. (EDT) on June 2, 2004. The giving of such proxy will not affect your right to vote in person should you decide to attend the Annual Meeting.

         For Shares Directly Registered in the Name of the Stockholder. Stockholders with shares registered directly with American Stock Transfer & Trust Company may vote telephonically by calling American Stock Transfer & Trust Company at 1-800-PROXIES (1-800-776-9437) or you may vote via the Internet at www.voteproxy.com.

         The telephone and Internet voting procedures are designed to authenticate stockholders identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting via the Internet through either American Stock Transfer & Trust Company or ADP Investor Communication Services should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

                              ELECTION OF DIRECTORS

         The Company's By-Laws provide that the Board of Directors of the Company is divided into three classes (Class I, Class II and Class III). At each annual meeting of stockholders, directors constituting one class are elected for a three-year term. At this year's Annual Meeting, two (2) Class I directors will be elected to hold office for a term expiring at the annual meeting of stockholders to be held in 2007 and until their successors have been duly elected and qualified. Based upon the review of and recommendation by the Company's Corporate Governance and Nominating Committee, the Board of Directors has nominated V. William Hunt and Stephen H. Simon to serve as Class I directors. Mr. Hunt was initially recommended to the Company's Corporate Governance and Nominating Committee by an independent non-employee director of the Company. Mr. J. Mark Howell and Mr. Todd H. Stuart are not Class I director nominees to be elected at the Annual Meeting and, accordingly, their tenure as Class I directors will expire at the Annual Meeting.

         Each of the directors will be elected to serve during his term until a successor is elected and qualified or until the director's earlier resignation or removal.

         At this year's Annual Meeting, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.

         The following table sets forth the name, age and principal occupation of the nominees for election at this Annual Meeting and the length of continuous service as a director of the Company:

                                CLASS I DIRECTORS
       (NOMINEES TO BE ELECTED AS CLASS I DIRECTORS AT THE ANNUAL MEETING)
                             (Term Expires in 2007)

                                                PRINCIPAL OCCUPATION
      NAME OF NOMINEE           AGE                 OR EMPLOYMENT                   DIRECTOR SINCE
      ---------------           ---                 -------------                   --------------
V. William Hunt............     59      Chairman, Hunt Capital Partners, LLC             2004
Stephen H. Simon...........     38      President and Chief Executive Officer,           1994
                                        Melvin Simon & Associates, Inc.

         The following tables set forth similar information with respect to incumbent Class II and Class III directors who are not nominees for election at the Annual Meeting:

                               CLASS II DIRECTORS
                             (Term Expires in 2005)

                                                PRINCIPAL OCCUPATION
      NAME OF NOMINEE           AGE                 OR EMPLOYMENT                   DIRECTOR SINCE
      ---------------           ---                 -------------                   --------------
Robert J. Laikin...........     40      Chairman of the Board and Chief Executive        1989
                                        Officer of the Company
Robert F. Wagner...........     69      Partner of Law Firm of Lewis & Wagner            1994
Richard W. Roedel..........     54      Executive Chairman and Interim Chief             2002
                                        Executive Officer, Take-Two Interactive
                                        Software Inc.

                               CLASS III DIRECTORS
                             (Term Expires in 2006)

                                                PRINCIPAL OCCUPATION
      NAME OF NOMINEE           AGE                 OR EMPLOYMENT                   DIRECTOR SINCE
      ---------------           ---                 -------------                   --------------
Catherine M. Daily.........     41      Professor, Kelley School of Business at          2002
                                        Indiana University
Eliza Hermann..............     42      Vice President, Human Resources - Gas            2003
                                        Power Renewables of BP plc
Marisa E. Pratt............     39      Vice President - Finance of Eli Lilly            2003
                                        Canada
Jerre L. Stead.............     61      Retired Chairman and Chief Executive             2000
                                        Officer of Ingram Micro Inc.

         Set forth below is a description of the backgrounds of each of our directors and executive officers:

         Directors:

         Robert J. Laikin, founder of the Company, has been a director of the Company since its inception in August 1989. Mr. Laikin has been Chairman of the Board and Chief Executive Officer of the Company since January 1994. Mr. Laikin was President of the Company from June 1992 until September 1996 and Vice President and Treasurer of the Company from August 1989 until May 1992. From July 1986 to December 1987, Mr. Laikin was Vice President and, from January 1988 to February 1993, President of Century Cellular Network, Inc., a company engaged in the retail sale of cellular telephones and accessories.

         J. Mark Howell has been a director of the Company since October 1994. Mr. Howell has been President of the Company since September 1996 and Chief Operating Officer of the Company from August 1995 to April 16, 1998 and from July 16, 1998 to March 2003. He was Executive Vice President, Finance, Chief Financial Officer, Treasurer and Secretary of the Company from July 1994 until September 1996. From July 1992 until joining the Company, Mr. Howell was Corporate Controller for ADESA Corporation, a company that owns and operates automobile auctions in the United States and Canada. Prior thereto, Mr. Howell was an accountant with Ernst & Young LLP. Mr. Howell is a Class I director who is not a nominee to be elected at the Annual Meeting.

         Catherine M. Daily has been a director of the Company since October 2002 and is currently Chairperson of the Company's Corporate Governance and Nominating Committee. Since 1997, Ms. Daily has been a Professor at the Kelley School of Business at Indiana University where she is currently the David H. Jacobs Chair of Strategic Management. Prior thereto Ms. Daily served on the faculties of Purdue University and The Ohio State University.

         V. William Hunt was appointed to the Company's Board of Directors to serve as a Class I Director in February 2004 by the Company's Board of Directors and is a member of the Audit Committee. Since September 2001, Mr. Hunt has served as Chairman of Hunt Capital Partners, LLC, a venture capital and consulting firm based in Indianapolis, and devotes a substantial amount of volunteer time to Indiana University in its economic engagement initiatives, including the Central Indiana Life

Sciences Initiative now known as BioCrossroads. Until August 2001, he was the Vice Chairman and President of ArvinMeritor Inc., a global supplier of a broad range of integrated systems, modules and components for light vehicle, commercial truck, trailer and specialty original equipment manufacturers (OEMs) and related after-markets. Prior to the July 2000 merger of Arvin Inc. and Meritor Automotive Inc., Mr. Hunt was Chairman and CEO of Arvin, a global manufacturer of automotive components, including exhaust systems; ride control products and air, oil and fuel filters. Mr. Hunt joined Arvin as counsel in 1976, became Vice President, Administration; Secretary in 1982; and Executive Vice President in 1990; President in 1996; and CEO in 1998. A member of Arvin's board of directors since 1983, he was named Chairman in 1999. Before joining Arvin, Mr. Hunt practiced labor relations law in Indianapolis and served as labor counsel to TRW Automotive Worldwide.

         Eliza Hermann has been a director of the Company since January 2003 and is currently a member of the Company's Compensation and Human Resources Committee. Since 1985, Ms. Hermann has been employed by BP plc where she serves as the Vice President Human Resources - Gas Power and Renewables and previously served as its Manager, Strategy and Business Transformation - Global Aromatics.

         Marisa E. Pratt has been a director of the Company since January 2003 and is currently a member of the Company's Audit Committee. Since 1991, Ms. Pratt has been employed by Eli Lilly in various finance and treasury related positions. Since October of 2002, Ms. Pratt has been Vice President - Finance of Eli Lilly Canada.

         Richard W. Roedel has been a director and Chairperson of the Company's Audit Committee since October 2002 and currently is a member of the Company's Corporate Governance and Nominating Committee. Mr. Roedel is the Executive Chairman and Interim Chief Executive Officer of Take-Two Interactive Software Inc. a manufacturer and marketer of video games and a Director of Dade Behring Holdings, Inc., a medical diagnostics equipment and related product manufacturer. From 1999 to 2000, Mr. Roedel was Chairman and Chief Executive Officer of the accounting firm BDO Seidman LLP, the United States member firm of BDO International. Before becoming Chairman and Chief Executive Officer, he was the Managing Partner of BDO Seidman's New York Metropolitan Area from 1994 to 1999, the Managing Partner of its Chicago office from 1990 to 1994 and an Audit Partner from 1985 to 1990. Mr. Roedel is a Certified Public Accountant.

         Stephen H. Simon has been a director of the Company since April 1994 and is currently a member of the Company's Compensation and Human Resources Committee. Mr. Simon has been President and Chief Executive Officer of Melvin Simon & Associates, Inc., a privately-held shopping center development company, since February 1997. From December 1993 until February 1997, Mr. Simon was Director of Development for an affiliate of Simon Property Group, a publicly-held real estate investment trust. From November 1991 to December 1993, Mr. Simon was Development Manager of Melvin Simon & Associates, Inc.

         Jerre L. Stead has been a director of the Company since June 2000 and currently serves as the Company's Lead Independent Director and Chairperson of the Company's Compensation and Human Resources Committee. He is also a member of the Company's Corporate Governance and Nominating Committee. From August 1996 to June 2000 Mr. Stead was Chairman of the Board of Ingram Micro Inc., a worldwide distributor of information technology products and services. Concurrently from August 1996 to March 2000, Mr. Stead served as the Chief Executive Officer of Ingram Micro Inc. Mr. Stead served as Chairman, President and Chief Executive Officer of Legent Corporation, a software development company from January 1995 until its sale in September 1995. From 1993 to 1994, Mr. Stead was Executive Vice President of American Telephone and Telegraph Company, a telecommunications company and Chairman and Chief Executive Officer of AT&T Global Information Solutions, a computer and communications company, formerly NCR Corp. He was President of AT&T Global Business Communications Systems, a communications company, from 1991 to 1993. Mr. Stead was Chairman, President and Chief Executive Officer from 1989 to 1991 and President from 1987 to 1989 of Square D Company, an industrial control and electrical distribution products company. In addition, he held numerous positions during a 21-year career at Honeywell. Mr. Stead is a Director of Thomas & Betts Corp., Conexant Systems, Inc., Mindspeed Technologies, Armstrong Holdings, Inc. and Mobility Electronics, Inc.

         Todd H. Stuart has been a director of the Company since November 1997 and is currently a member of the Company's Audit Committee. Mr. Stuart has been Vice President, since May 1993, and Director of Transportation, since May 1985, of Stuart's Moving and Storage, Inc., a provider of domestic and international logistics and transportation services. Mr. Stuart is a director of National Bank of Indianapolis. Mr. Stuart is a Class I director who is not a nominee to be elected at the Annual Meeting.

         Robert F. Wagner has been a director of the Company since April 1994 and is currently a member of the Company's Compensation and Human Resources Committee. Mr. Wagner has been engaged in the practice of law with the firm of Lewis & Wagner since 1973.

         Executive Officers:

         Robert J. Laikin, See - "DIRECTORS."

         J. Mark Howell, See - "DIRECTORS."

         Frank Terence, age 45, has been Executive Vice President, Chief Financial Officer and Treasurer of the Company since April 2002. From August 2001 through April 2002, Mr. Terence was the Chief Financial Officer of Velocitel, LLC, a wireless telecommunications infrastructure company. From January 2000 through January 2001, Mr. Terence was Chief Financial Officer of eTranslate, Inc., a web services company. From October 1994 through December 1999, Mr. Terence was employed in various financial positions by Ingram Micro Inc., a technology distribution company, which included Vice President and Chief Financial Officer of its Frameworks Division and Vice President and Chief Financial Officer for its Latin America Division. From 1990 to 1994, he held regional controllerships and financial management roles for Borland International, a software development company. From 1983 to 1990, he held various financial roles with NCR, Rockwell International and PepsiCo. Mr. Terence is a Certified Management Accountant.

         Steven E. Fivel, age 43, has been Executive Vice President, General Counsel and Secretary of the Company since January 1997. From December 1993 until January 1997, Mr. Fivel was an attorney with an affiliate of Simon Property Group, a publicly-held real estate investment trust. From February 1988 to December 1993, Mr. Fivel was an attorney with Melvin Simon & Associates, Inc., a privately-held shopping center development company.

         Lisa M. Kelley, age 37, has been Senior Vice President, Corporate Controller and Chief Accounting Officer of the Company since July 2003. Ms. Kelley was formerly with Plexus Corp., a provider of product realization services to original equipment manufacturers. During her tenure with Plexus from 1992 to June 2003, she held several financial positions including VP-Corporate Development, VP-Finance, Corporate Controller and Treasurer. From 1986 to 1992, Ms. Kelley held various financial positions with Virchow Krause & Company LLP, a Midwest certified public accounting firm. Ms. Kelley is a Certified Public Accountant and a Certified Management Accountant.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to us with respect to our most recent fiscal year, we believe that all required reports were filed on a timely basis, with the following exceptions:
Mr. Howell filing a late Form 4 with respect to two sales aggregating 5,527 shares of our common stock made by a family educational trust and Mr. Anthony Boor, the Americas division CFO, filing a late Form 4 with respect to a sale of 399 shares made through our Employee Stock Purchase Plan.

                              DIRECTOR INDEPENDENCE

         The Board has determined that all of the Company's current Directors, with the exception of Mr. Laikin (the Company's Chairman of the Board and Chief Executive Officer) and Mr. Howell (the Company's President), have met the independence requirements of the NASDAQ Marketplace Rules and the Company's Corporate Governance Principles. In making these determinations regarding a Director's independence, the Board considers all relevant facts and circumstances, including the Director's commercial, banking, consulting, legal, accounting, charitable and familial relationships, and such other criteria as the Board may determine from time to time.

                              CORPORATE GOVERNANCE

         The Board of Directors has adopted a set of Corporate Governance Principles ("Governance Principles") which are consistent with the Board's responsibility for management oversight. These Governance Principles are designed to strengthen the Company and protect the interests of the stockholders of the Company while helping to insure the continued vitality of the Board. A copy of these Governance Principles is attached to this Proxy Statement as APPENDIX A. Copies of these Governance Principles may also be accessed at the Company's website, www.brightpoint.com.

         Highlights of the Company's Governance Principles include:

         - Requiring that the Board consist of a majority of Independent Directors and adoption of a definition of independent director that is designed to help ensure that persons who serve as Independent Directors are truly independent;

         - Appointing a Lead Independent Director to act as a liaison between the Board and management;

         - Limiting the payment by the Company of compensation of the Independent Directors to monies received for Board or Board Committee service;

         - Requiring the Chairperson of the Audit Committee to be a "Financial Expert";

         - Prohibiting Independent Directors or their family members from conducting business with the Company;

         - Establishing director compensation practices intended to more closely align the interests of the Independent Directors with the Company's stockholders; and

         - Requiring the Independent Directors to meet in executive session.

                      MEETINGS OF DIRECTORS AND COMMITTEES

         During the fiscal year ended December 31, 2003, the Board of Directors held six (6) meetings. In addition, the Board of Directors also took other action by unanimous written consent in lieu of a meeting. During 2003, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he or she was a director. The Board of Directors and the Board Committees met regularly in executive sessions. The Company has a policy that all members of the Board of Directors should attend the Annual Meeting, absent exceptional circumstances. All persons who were then serving on the Board of Directors were in attendance at last year's annual meeting of stockholders.

                                BOARD COMMITTEES

         The Board of Directors maintains an Audit Committee and, in furtherance of its efforts to improve the Company's corporate governance, the Board has established a Corporate Governance and Nominating Committee and a Compensation and Human Resources Committee. The Audit Committee, Corporate Governance and Nominating Committee and Compensation and Human Resources Committee are comprised solely of persons who meet the definition of an Independent Director under the Company's Governance Principles and NASDAQ Marketplace Rules. Each of these committees has adopted a charter. The Charter of the Audit Committee is attached hereto as APPENDIX B. The charters of the Corporate

Governance and Nominating Committee and the Compensation and Human Resources Committee may be accessed on the Company's website at www.brightpoint.com. A description of the functions of each of the Board Committees is described below.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

         The Corporate Governance and Nominating Committee is responsible for developing and reviewing the effectiveness of the Company's corporate governance guidelines, recommending appropriate Board and Board Committee structures and membership, establishing procedures for the director nomination process and recommending nominees for election to the Board. In 2003, the Corporate Governance and Nominating Committee met six (6) times. The Corporate Governance and Nominating Committee will consider qualified nominees for the Company's Board of Directors recommended by stockholders of the Company who follow the procedures set forth under the caption "Stockholder Proposals for Next Annual Meeting". The current members of the Corporate Governance and Nominating Committee are:

                         Catherine M. Daily, Chairperson
                                Richard W. Roedel
                                 Jerre L. Stead

COMPENSATION AND HUMAN RESOURCES COMMITTEE

         The current members of the Compensation and Human Resources Committee are:

                           Jerre L. Stead, Chairperson
                                  Eliza Hermann
                                Stephen H. Simon
                                Robert F. Wagner

         The Compensation and Human Resources Committee has responsibility for approving the compensation policies of the Company, and for reviewing and recommending for approval by the Company's Board of Directors, all elements of compensation for the Company's officers and other highly compensated members of management. The Committee provides oversight of the administration of the Company's compensation program. The Committee also provides oversight of the administration of the issuance of the Company's securities under the Company's equity based compensation plans and cash incentive and deferred compensation plans for the Company's executives. The Committee also has responsibility for reviewing the supplementary benefits paid to Company executive officers' as well as retirement and other benefit and any special compensation. The Committee also reviews and recommends for approval by the Company's Board of Directors, executive employment agreements, severance agreements and change in control provisions for the Chief Executive Officer and other senior executives. The Committee also directs the succession planning process for the Company's Chief Executive Officer and other senior executives. The Committee is also responsible for providing oversight of the Company's global diversity activities, and for annually reviewing its Charter and evaluating its performance as a Committee.

         The Compensation and Human Resources Committee met six (6) times in 2003, and in addition, took action by unanimous written consent in lieu of a meeting. All Committee members participated in each meeting, which typically lasted several hours. The Committee has direct access to independent compensation consultants for survey data and other information as it deems appropriate, and utilized these independent consultants from time to time during the year.

AUDIT COMMITTEE

         The Audit Committee has the power to select and oversee the performance of the Company's independent public accountants and supervise the audit and financial procedures of the Company. During 2003, the Audit Committee held eight
(8) meetings and also took action by unanimous consent in lieu of a meeting. The current members of the Audit Committee are:

                         Richard W. Roedel, Chairperson
                                 Marisa E. Pratt
                                 Todd H. Stuart
                                 V. William Hunt

none of whom are employees of the Company and each of whom meets the independence and financial literacy requirements under current NASDAQ Marketplace Rules. In addition, the Board of Directors of the Company has determined that Mr. Roedel is an "audit committee financial expert" as defined under Item 401(h) of Regulation S-K of the United States Securities and Exchange Commission.

REPORT OF AUDIT COMMITTEE

         During 2003, the Company's Audit Committee consisted of the following directors: Richard W. Roedel (Chairperson), Marisa E. Pratt and Todd H. Stuart. In February 2004, V. William Hunt was appointed as a member of the Audit Committee. Each member of the Committee is "independent" as defined under Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act of 1934 ("Exchange Act") and under applicable NASDAQ Marketplace Rules and the Company's Corporate Governance Principles. The Committee operates under a written charter that was adopted by the Board of Directors and is reviewed by the Committee on an annual basis.

         The responsibilities of the Audit Committee are to oversee the Company's financial reporting process and internal audit function on behalf of the Board and to report the results of their activities to the Board. The Committee fulfills its responsibilities through periodic meetings with the Company's independent auditors, internal auditors and members of management.

         Throughout the year the Audit Committee monitors matters related to the independence of Ernst & Young LLP, the Company's independent auditors. As part of its monitoring activities, the Committee obtained a letter from Ernst & Young LLP, containing a description of all relationships between the auditors and the Company. After reviewing the letter and discussing it with management, the Committee discussed with the auditors its overall relationship with the Company and any of those relationships described in the letter that could impact Ernst & Young LLP's objectivity and independence. Based on its continued monitoring activities and year-end review, the Committee satisfied itself as to the auditors' independence. Ernst & Young LLP also has confirmed in its letter that, in its professional judgment, it is independent of the Company within the meaning of the Federal securities laws and within the requirements of Independence Standard Board (ISB) Standard No. 1, Independence Discussion with Audit Committees.

         The Committee also discussed with management, the Company's internal auditors and its independent auditors, the quality and adequacy of the Company's internal controls and the internal audit function's management, organization, responsibilities, budget and staffing. The Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

         The Committee discussed and reviewed with the independent auditors all matters required by auditing standards generally accepted in the United States of America, including those described in SAS 61, "Communication with Audit Committees". With and without management present, the Committee discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

         The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2003, with management and the independent auditors. Management has the responsibility for the preparation and integrity of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements. Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Committee also reappointed Ernst & Young LLP as the Company's independent auditors subject to stockholder ratification of such appointment.

                                             AUDIT COMMITTEE:
                                             Richard W. Roedel, Chairperson
                                             Marisa E. Pratt
                                             Todd H. Stuart
                                             V. William Hunt

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table discloses for the periods presented the compensation for the person who served as our Chief Executive Officer and for each of our other executive officers (not including the Chief Executive Officer) whose total individual compensation exceeded $100,000 for our fiscal year ended December 31, 2003 (the "Named Executives").


                                                               Annual Compensation                 Long-Term
                                                   ------------------------------------------     Compensation
                                                                                                     Awards
                                                                                                   -----------
                                                                                                   Securities
                                                                               Other Annual        Underlying       All Other
   Name and Principal Position          Year         Salary       Bonus       Compensation (1)     Options (2)    Compensation
---------------------------------       ----       ---------    ---------     ----------------     -----------    ------------
Robert J. Laikin                        2003       $ 600,000    $ 600,000      $     6,000                 -        $   420
Chairman of the Board and               2002         450,000      225 000            5,500           298,927              -
Chief Executive Officer                 2001         450,000            -           88,550            44,996              -

J. Mark Howell                          2003       $ 400,000    $ 300,000      $     3,000                 -        $   378
President, Brightpoint, Inc. and        2002         325,000      162,500            5,500           177,855            537
Brightpoint North America               2001         325,000            -           76,050            35,353            528

Frank Terence (3)                       2003       $ 350,000    $ 262,500      $     3,500                 -        $   420
Executive Vice President, Chief         2002         181,278       97,994          182,578(5)        241,070            400
Financial Officer and Treasurer         2001               -            -                -                 -              -

Steven E. Fivel                         2003       $ 325,000    $ 243,750      $     5,188                 -        $   420
Executive Vice President,               2002         275,000      137,500            5,500           138,213            597
General Counsel                         2001         225,000            -           36,300            24,103            528
and Secretary

Lisa M. Kelley (4)                      2003       $ 100,000   $   75,000      $    11,287(6)         22,500        $   378
Senior Vice President, Chief            2002               -            -                -                 -              -
Accounting Officer and                  2001               -            -                -                 -              -
Controller

(1) Except as otherwise noted below, represents our matching contributions to the respective employee's 401(k) accounts and includes immaterial refunds of less than $5,000 per year from the 401(k) Plan paid in 2004, 2003 and 2002, relating to ERISA compliance testing for the years 2003, 2002 and 2001. Also includes payments received by the executive officers named above pursuant to the offer to exchange certain stock options that we made to our employees and directors during 2001.

(2) All option amounts and exercise prices have been adjusted to give retroactive effect to a one for seven reverse split of our Common Stock effected in June 2002 and the three for two stock splits of our Common Stock effected in August and October of 2003.

(3) Mr. Terence joined the Company in April 2002. (4) Ms. Kelley joined the Company in July 2003.

(5) Represents amounts paid for Mr. Terence's moving and relocation costs during 2002.

(6) Represents amounts paid for Ms. Kelley's moving and relocation costs during 2003.

2004 BONUS PLAN

         Upon recommendation of the Compensation and Human Resources Committee, the Board of Directors has established a 2004 bonus plan for executive officers which is based upon certain pre-established targets for: (i) income from continuing operations, (ii) return on invested capital, and (iii) certain strategic objectives approved by the Board. If all of these targets are reached, Mr. Laikin will receive 100% of his base salary as a bonus and each of the executive officers will receive up to 50% of their base salary as a bonus.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information with respect to individual stock options granted to each of the Named Executives during fiscal 2003:

                                     % OF TOTAL                                        POTENTIAL REALIZABLE VALUE
                                       OPTIONS                                         AT ASSUMED ANNUAL RATES OF
                         SHARES      GRANTED TO                                         STOCK PRICE APPRECIATION
                       UNDERLYING     EMPLOYEES       EXERCISE                          FOR OPTION TERM ($) (2)
                        OPTIONS       IN FISCAL        PRICE         EXPIRATION        --------------------------
      NAME             GRANTED (1)       YEAR          ($/SH)           DATE               5%            10%
      ----            ------------   ----------       --------       -----------       -----------    -----------
Lisa M. Kelley....       22,500          22%           $5.367        July 1, 2008        $ 33,363       $ 73,724

(1) The options were granted under our 1994 Stock Option Plan. The options are exercisable as to one-third of the shares covered thereby on the first, second and third anniversaries of the date of grant.

(2) The potential realizable value columns of the table illustrate values that might be realized upon exercise of the options immediately prior to their expiration, assuming our Common Stock appreciates at the compounded rates specified over the term of the options. These numbers do not take into account provisions of options providing for termination of the option following termination of employment or nontransferability of the options and do not make any provision for taxes associated with exercise. Because actual gains will depend upon, among other things, future performance of the Common Stock, there can be no assurance that the amounts reflected in this table will be achieved.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth information concerning each exercise of stock options by each of the Named Executives during the fiscal year ended December 31, 2003, and the value of unexercised stock options held by the Named Executives as of December 31, 2003:

                                                              NUMBER OF SECURITIES UNDERLYING           VALUE OF UNEXERCISED
                                                                  UNEXERCISED OPTIONS AT               IN-THE-MONEY OPTIONS AT
                                 SHARES                              DECEMBER 31, 2003                  DECEMBER 31, 2003 (1)
                               ACQUIRED ON      VALUE         -------------------------------       -----------------------------
         NAME                   EXERCISE       REALIZED       EXERCISABLE       UNEXERCISABLE       EXERCISABLE     UNEXERCISABLE
         ----                   --------       --------       -----------       -------------       -----------     -------------
Robert J. Laikin..........       193,929      $2,437,137            --             214,278          $       --       $ 2,796,951
J. Mark Howell............       340,531       2,102,735        23,571             130,352             122,498         1,693,630
Frank Terence.............        80,358       1,422,480            --             160,712                  --         2,308,765
Steven E. Fivel...........        84,640       1,094,600        20,088             100,176                  --         1,293,139
Lisa M. Kelley............            --              --            --              22,500                  --           267,368

(1) Year-end values for unexercised in-the-money options represent the positive spread between the exercise price of such options and the year-end market value of the Common Stock.

DIRECTOR COMPENSATION

         For the fiscal year ended December 31, 2003, non-employee directors received annual cash compensation of $50,000 for services rendered in their capacity as Board members. In addition, the lead independent director, the Corporate Governance and Nominating Committee chairperson and Audit Committee chairperson received $50,000, $10,000 and $10,000 for services rendered in those roles. Members of the Audit Committee received annual payments of $10,000, for services rendered in their capacity as committee members.

         In 2003 we adopted and stockholders approved an Independent Director Stock Compensation Plan pursuant to which 900,000 shares of Common Stock are reserved for issuance to non-employee directors. Pursuant to the Company's Independent Director Stock Compensation Plan, subject to the satisfaction of certain conditions, 30% of our Independent Director's annual board compensation (but not committee compensation) will be paid in the form of shares of our restricted Common Stock. No shares were issued under the Independent Director Stock Compensation Plan in 2003.

         We have adopted a Non-Employee Director Stock Option Plan (the "Director Option Plan") pursuant to which 301,338 shares of Common Stock are reserved for issuance to non-employee directors, of which 113,308 are available for grant as of December 31, 2003. The Director Option Plan provides that eligible directors automatically receive a grant of options to purchase 2,000 shares of Common Stock upon first becoming a director and, thereafter, an annual grant, in January of each year, of options to purchase 571 shares. Effective as of December 31, 2002, the Board determined to suspend all future grants of options under the Director Option Plan. All of the options that were granted under the Director Option Plan were granted at fair market value on the date of grant and are exercisable as to all of the shares covered thereby commencing one year from the date of grant.

EMPLOYMENT AND SEVERANCE AGREEMENTS

         We have entered into five-year "evergreen" employment agreements with each of Messrs. Laikin and Howell, which are automatically renewable for successive one-year periods and provide for an annual base compensation of $670,000 and $410,000 respectively, and such bonuses as the Board of Directors may from time to time determine. If we provide the employee with notice that we desire to terminate the agreement or terminate the agreement without cause, there is a final five-year term commencing on the date of such notice. The employment agreements provide for employment on a full-time basis and contain a provision that the employee will not compete or engage in a business competitive with our business during the term of the employment agreement and for a period of two years thereafter. The employment agreements also provide that if the employee's employment is terminated by the employee, without Good Reason, as defined, within 12 months after a "change of control," or if prior to and not as a result of a change of control, the employee's employment is terminated either by the employee for Good Reason or by us other than for disability or Cause, as defined, the employee will be entitled to receive severance pay equal to the highest of (a) $2,250,000 for Mr. Laikin and $1,625,000 for Mr. Howell or (b) five times the total compensation (including salary, bonus and the value of all perquisites) received from us during the twelve months prior to the date of termination. If after or as a result of a change of control, the employee's employment is terminated either by the employee for Good Reason or by us other than for disability or Cause, the employee will be entitled to receive severance pay equal to ten times the total compensation (including salary, bonus, the value of all perquisites and the value of all stock options granted to the employee) received from us during the twelve months prior to the date of termination. In addition, (a) upon the occurrence of a change of control, (b) if in breach of the agreement, we terminate the employee's employment other than for disability or Cause, or (c) if the employee terminates his employment for Good Reason at any time, the vesting of all options granted to the employee will be accelerated so that the options become immediately exercisable. For purposes of such agreements, a "change of control" shall be deemed to occur, unless previously consented to in writing by the respective employee, upon (i) individuals who constituted our then current Board of Directors ceasing to constitute a majority of the Board of Directors, (ii) subject to certain specified exceptions, the acquisition of beneficial ownership of 15% or more of our voting securities by any person or entity not affiliated with the respective employee or us, (iii) the commencement of a proxy contest against management for the election of a majority of our Board of Directors if the group conducting the proxy contest owns, has or gains the power to vote at least 15% of our voting securities, (iv) the consummation under certain conditions by us of a reorganization, merger or consolidation or sale of all or substantially all of our assets to any person or entity not affiliated with the respective employee or us, or (v) our complete liquidation or dissolution.

         In addition, we have entered into a three-year "evergreen" employment agreement with Mr. Fivel, which is automatically renewable for successive one-year periods and provides for an annual base compensation of $335,000, and such bonuses as the Board of Directors may from time to time determine. If we provide the employee with notice that we desire to terminate the agreement without Cause, there is a final three-year term commencing on the date of such notice. The employment agreement provides otherwise for substantially the same terms as the employment agreements described above, except that if the employee's employment is terminated by the employee, without Good Reason, as defined, within 12 months after a "change of control," or if prior to and not as a result of a change of control, the employee's employment is terminated either by the employee for Good Reason or by us other than for disability or Cause, as defined, the employee will be entitled to receive the highest of (a) $825,000 or
(b) three times the total compensation (including salary, bonus and the value of all perquisites ) received from us during the twelve months prior to the date of termination. If after or as a result of a change of control, the employee's employment is terminated either by the employee for Good Reason or by us other than for disability or Cause, the employee will be entitled to receive severance pay equal to six times the compensation (including, salary, bonus, and the value of all perquisites and the value of all stock options granted to the employee) received or earned from us during the twelve months prior to the date of termination. In addition, (a) upon the occurrence of a change of control, (b) if in breach of the agreement, we terminate the employee's employment other than for disability or Cause, or (c) if the employee terminates his employment for Good Reason at any time, the vesting of all options granted to the employee will be accelerated so that the options become immediately exercisable.

         We have also entered into a three-year "evergreen" employment agreement with Mr. Terence on April 22, 2002, which is automatically renewable for successive one-year periods and provides for an annual base compensation of $410,000 and such bonuses as the Board of Directors may from time to time determine. The employment agreement provides for employment on a full-time basis and contains a provision that the employee will not compete or engage in a business competitive with our business during the term of the employment agreement and for a period of two years thereafter. The employment agreement also provides that if the employee's employment is terminated by the employee, without Good Reason, as defined, within 12 months after a "change of control," or if prior to and not as a result of a change of control, the employee's employment is terminated either by the employee for Good Reason or by us other than for disability or Cause, as defined, the employee will be entitled to receive severance pay equal to three times the total compensation (including salary, bonus and the value of all perquisites) received from us during the twelve months prior to the date of termination. For purposes of such agreement, a "change of control" shall be deemed to occur, unless previously consented to in writing by the employee, upon (i) individuals who constituted our then current Board of Directors ceasing to constitute a majority of the Board of Directors, (ii) subject to certain specified exceptions, the acquisition of beneficial ownership of 15% or more of our voting securities by any person or entity not affiliated with the respective employee or us, (iii) the commencement of a proxy contest against management for the election of a majority of our Board of Directors if the group conducting the proxy contest owns, has or gains the power to vote at least 15% of our voting securities, (iv) the consummation under certain conditions by us of a reorganization, merger or consolidation or sale of all or substantially all of our assets to any person or entity not affiliated with the respective employee or us, or (v) our complete liquidation or dissolution. In addition, (a) upon the occurrence of a change of control, (b) if in breach of the agreement, we terminate the employee's employment other than for disability or Cause, or
(c) if the employee terminates his employment for Good Reason at any time, the vesting of all options granted to the employee will be accelerated so that the options become immediately exercisable.

         We have also entered into a one-year "evergreen" employment agreement with Ms. Kelley on June 9, 2003, which is automatically renewable for successive one-year periods and provides for an annual base compensation of $200,000, subject to any increase at the Company's discretion. She is also entitled to such other discretionary cash bonuses and other compensation as the Company may from time to time determine, provided that any discretionary bonus cannot exceed 50% of her base compensation. The employment agreement provides for employment on a full-time basis and contains a provision that the employee will not compete or engage in a business competitive with our business during the term of the employment agreement and for a period of one year thereafter. The employment agreement also allows the employee to terminate the agreement upon at least thirty (30) days prior written notice and provides that if the employee's employment is terminated by the employer other than due to death, disability or for Cause, as defined, the employee shall be entitled to receive severance pay equal to 12 months of her annual base salary, any earned but unpaid bonus and reimbursement of certain business expenses. Moreover, upon a "change of control," if the employee's employment is terminated by us other than for death, disability or Cause, as defined, the employee will be entitled to an acceleration of the vesting of any unvested stock options held by her, which shall then remain exercisable for not less than 180 days. For purposes of such agreement, a "change of control" shall be deemed to occur, unless previously consented to in writing by the employee, upon (i) individuals who constituted our then current Board of Directors ceasing to constitute a majority of the Board of Directors, (ii) subject to certain specified exceptions, the acquisition of beneficial ownership of 15% or more of our voting securities by any person or entity not affiliated with the respective employee or us, (iii) the commencement of a proxy contest against management for the election of a majority of our Board of Directors if the group conducting the proxy contest owns, has or gains the power to vote at least 15% of our voting securities, (iv) the consummation under certain conditions by us of a reorganization, merger or consolidation or sale of all or substantially all of our assets to any person or entity not affiliated with the employee or us, or (v) our complete liquidation or dissolution.

         In connection with the termination of the employment of our former Executive Vice President and Chief Financial Officer, Phillip Bounsall, we previously entered into a separation and general release agreement with Mr. Bounsall pursuant to which we paid Mr. Bounsall a severance payment in the aggregate amount of $1 million of which $500,000 was paid to Mr. Bounsall on the date of execution of the severance agreement and the balance of $500,000 was placed in escrow during 2002 and released to him in January of 2003. In addition, pursuant to the separation and general release agreement with Mr. Bounsall, the vesting of certain options to purchase our Common Stock was accelerated. All of the options that were accelerated expire[d] on April 22, 2004.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         We have a Compensation and Human Resources Committee of the Board of Directors comprised of four Independent Directors (as defined in our Governance Principles and NASDAQ Marketplace Rules) and currently consisting of Mr. Stead (Chairperson), Ms. Hermann, Mr. Simon, and Mr. Wagner. Decisions as to executive compensation are currently made, subject to the approval of the Board of

Directors, by the Compensation and Human Resources Committee. During the fiscal year ended December 31, 2003, our Board of Directors, which currently includes Messrs. Laikin and Howell, has not modified nor rejected any recommendations of the Compensation and Human Resources Committee. Also during the fiscal year ended December 31, 2003, none of our executive officers have served on the board of directors or the compensation committee of any other company any of whose executive officers serve on our Board of Directors or our Compensation and Human Resources Committee.

REPORT OF THE COMPENSATION AND HUMAN RESOURCES COMMITTEE ON EXECUTIVE
COMPENSATION

         The Compensation and Human Resources Committee, subject to the approval of the Board of Directors, determines the compensation of the Company's executive officers, including the Chief Executive Officer, and oversees the administration of all executive compensation programs. As noted above, the compensation policy of the Company is determined by the Compensation and Human Resources Committee, which periodically reviews trends in compensation practices. The executive compensation policy for the Company was reviewed and approved during 2003 as follows:

         Brightpoint offers executive compensation programs that align individuals' financial incentives with our strategic direction and corporate values. Our programs are designed to attract and retain key talent needed to manage our business and enhance stockholder value. Our executive compensation program includes cash (base pay and short term incentive) and non-cash (equity) components. These programs aim to provide our executives with:

                  - Base pay in the aggregate at the median of the relevant external market comparator group,

                  - An opportunity for total cash to significantly exceed the market median when exceptional individual and business performance is achieved, and

                  - Equity to ensure alignment of individual performance with long-term business objectives.

         To put this policy into practice, the Committee reviews total compensation survey data provided by independent consultants. In 2003 the Committee updated the external comparator data in order to focus on those companies which either participate in the Company's industry, or operate in a related industry and are of a comparable size and scope of operations.

         Base Salary. The base salaries of the Company's executives are determined taking into account the median of the comparator data set which reflects the external labor market for comparable positions, and by relative individual job performance. An executive's salary will also vary within this framework based on responsibilities, experience, and leadership behaviors. A relatively greater emphasis is placed on the variable (short and long term incentive) components of compensation so as to put a greater portion of total pay "at risk" based on Company and individual performance. Fiscal 2003 and previous base salary data for the Company's Named Executive Officers is shown in the "Summary Compensation Table" on PAGE [17].

         Short Term Incentives - Bonuses. Bonuses for the Company's executive officers in 2003 were awarded based on predetermined targets and metrics related to the Company's profitability. In addition, the Compensation and Human Resources Committee awarded the Company's executive officers additional bonuses based upon the Company's capital management, revenue growth, and increased stockholder value based on [in-year] Company performance. The total bonuses awarded to the Company's executive officers with respect to fiscal 2003 are set forth in the "Summary Compensation Table" on PAGE [17].

Long Term Incentives - Equity (Stock Options.) Stock option awards under the Company's stock option plans are intended to align the interests of the executives with those of the Company's stockholders. The size and grant of actual awards during 2003 was determined by the Compensation and Human Resources Committee, taking into account Company performance and total compensation comparator data using the data set referred to above. The current share ownership for all executive officers is shown in "Voting Security Ownership of Certain Beneficial Owners and Management" on PAGE [25].

                                                 COMPENSATION AND
                                                 HUMAN RESOURCES COMMITTEE:
                                                 Jerre L. Stead, Chairperson
                                                 Eliza Hermann
                                                 Stephen H. Simon
                                                 Robert F. Wagner

                             STOCK PERFORMANCE GRAPH

         The following line graph compares, from December 31, 1998 through December 31, 2003, the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the stocks comprising the NASDAQ Market Value Index and the Media General Financial Services Electronics Wholesale Industry Group Index ("MG Group Index"). During 1998, Media General Financial Services restructured its industry group classification system replacing its former Electronic Equipment Distributors group with the Electronics Wholesale Industry Group. The Company believes that this restructuring did not materially affect the applicable index. The comparison assumes $100 was invested on December 31, 1998 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of all cash dividends, if any, paid on such securities. The Company has not paid any cash dividends and, therefore, the cumulative total return calculation for the Company is based solely upon stock price appreciation and not upon reinvestment of cash dividends. Historical stock price is not necessarily indicative of future stock price performance.

                     COMPARISON OF COMULATIVE TOTAL RETURN

                              [PERFORMANCE GRAPH]

                                 12/31/98      12/31/99    12/31/00    12/31/01    12/31/02     12/31/03
                                 --------      --------    --------    --------    --------     --------
Brightpoint, Inc.                $ 100.00     $  95.45     $  25.45    $  22.84     $  8.21     $  40.28
MG Group Index                     100.00       119.97        91.87       90.90       68.37        92.22
NASDAQ Market Value Index          100.00       176.37       110.86       88.37       61.64        92.68

                          VOTING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date, based on information obtained from the persons named below, (i) by each person known by us to own beneficially more than five percent of our Common Stock, (ii) by each of the Named Executives, (iii) by each of our directors, and (iv) by all of our executive officers and directors as a group:

                                                               AMOUNT AND
                                                               NATURE OF          PERCENTAGE OF
                                                               BENEFICIAL          OUTSTANDING
     NAME AND ADDRESS OF BENEFICIAL OWNER (1)                OWNERSHIP (2)         SHARES OWNED
     ----------------------------------------                -------------         ------------
Batterymarch Financial Management, Inc. (3).......             1,638,263               8.5
Timothy S. Durham (4).............................             1,094,290               5.6
Robert J. Laikin (5)..............................               139,637                *
J. Mark Howell (6)................................                73,875                *
Frank Terence (7).................................                48,213                *
Steven E. Fivel (8)...............................                39,603                *
Jerre L. Stead (9)................................                32,532                *
Richard W. Roedel (10)............................                23,500                *
Robert F. Wagner (11).............................                 9,220                *
Stephen H. Simon (12).............................                 6,459                *
Todd H. Stuart (13)...............................                 1,142                *
Catherine M. Daily (14)...........................                 5,000                *
Marisa K. Pratt (15)..............................                    31                *
Eliza Hermann ....................................                     -                *
Lisa M. Kelley (16)...............................                     -                *
V. William Hunt ..................................                     -                *
All executive officers and directors
as a group (fourteen persons) (17)................               379,212               2.0

------------------------

*        Less than 1%.

(1) The address for each of such individuals, unless specified otherwise in a subsequent footnote, is in care of Brightpoint, Inc., 501 Airtech Parkway, Plainfield, Indiana 46168.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Record Date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the Record Date have been exercised. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(3) Based solely on a Schedule 13G filed with the United States Securities and Exchange Commission by Batterymarch Financial Management, Inc. The address of Batterymarch Financial Management, Inc. is 200 Clarendon Street, Boston, MA 02116.

(4) Based solely on a joint Schedule 13D filed with the United States Securities and Exchange Commission by Timothy S. Durham, Diamond Investments, LLC, Henri B. Najem, Jr., Shelley Najem, Jeffrey Osler, Neil Lucas, James F. Cochran, Jonathon B. Swain, Dr. Charles Durham, Mitza Durham and Shannon Frantz. The address of Mr. Durham is 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204.

(5) Includes 39,636 shares underlying options, which are exercisable within 60 days of the Record Date. Includes 100,000 shares owned by Mr. Laikin. Includes 1 share allocated from the Brightpoint, Inc. 1999 Employee Stock Purchase Plan ("ESPP"). Does not include options to purchase 274,642 shares.

(6) Includes 57,138 shares underlying options, which are exercisable within 60 days of the Record Date. Includes 16,498 shares owned by J. Mark Howell and 239 shares allocated from the 401(k). Does not include options to purchase 146,785 shares.

(7) Includes 32,142 shares underlying options, which are exercisable within 60 days of the Record Date. Includes 8,037 shares owned by Mr. Terence and 8,034 shares held by the Frank Terence and Katrina Marie Terence Trust of October 31, 2001. Mr. Terence and his spouse are trustees of this trust, which is for the benefit of his minor child. Does not include options to purchase 178,570 shares.

(8) Includes 36,693 shares underlying options, which are exercisable within 60 days of the Record Date. Includes 2,569 shares owned by Mr. Fivel. Includes 217 shares allocated from the ESPP and 124 shares allocated from the 401(k). Does not include options to purchase 133,571 shares.

(9) Includes (i) 29,250 shares beneficially owned by Mr. Stead, which shares are owned of record by JMJS Group LLP, and (ii) 3,282 shares underlying options, which are exercisable within 60 days of the Record Date. Does not include options to purchase 357 shares.

(10) Includes 22,500 shares underlying options, which are exercisable within 60 days of the Record Date. Includes 1,000 shares owned by Mr. Roedel.

(11) Includes 1,142 shares underlying options, which are exercisable within 60 days of the Record Date. Includes (i) 8,000 shares held by Robert F. Wagner and Patricia D. Wagner and (ii) 78 shares held in a joint account by Mr. Wagner and his emancipated son, of which shares Mr. Wagner disclaims beneficial ownership. Does not include options to purchase 1,142 shares.

(12) Includes (i) 1,607 shares owned by Mr. Simon and (ii) 4,852 shares underlying options, which are exercisable within 60 days of the Record Date. Does not include options to purchase 1,142 shares.

(13) Represents 1,142 shares underlying options, which are exercisable within 60 days of the Record Date. Does not include options to purchase 1,142 shares.

(14)     Represents 5,000 shares owned by Ms. Daily.

(15)     Represents 31 shares owned by Ms. Pratt.

(16)     Does not include options to purchase 42,500 shares.

(17) Includes an aggregate of 198,527 shares underlying options, which are exercisable within 60 days of the Record Date, including those listed in notes (5) through (16), above. Does not include options to purchase an aggregate of 779,851 shares.

EQUITY COMPENSATION PLANS

         The following table provides certain information with respect to all of the Company's equity compensation plans in effect as of December 31, 2003.

                                                                                             Weighted-         Number of securities
                                                                 Number of securities    average exercise    remaining available for
                                                                  to be issued upon          price of         issuance under equity
                                                                     exercise of            outstanding        compensation plans,
                                                                 outstanding options        options and        excluding securities
                                                                      and rights              rights         reflected in column (a)
                      Plan Category                                      (a)                    (b)                    (c)
----------------------------------------------------------       -------------------     ----------------    -----------------------
Independent Director Stock Compensation Plan                                                                           900,000

Equity compensation plans approved by security holders:
(1994 Stock Option Plan and Non-Employee Director Stock
Option Plan)                                                           1,043,762              $7.76                    402,152

Equity compensation plans not approved by security holders
(1): (1996 Stock Option Plan)                                            467,149              $5.32                    283,511
                                                                       ---------              -----                  ---------

Total                                                                  1,510,911              $7.00                  1,585,663
                                                                       =========              =====                  =========

(1) Represents the aggregate number of shares of common stock issuable upon exercise of arrangements with option holders granted under our 1996 Stock Option Plan. These options are 5 to 10 years in duration, expire at various dates between April 22, 2004 and November 14, 2012, contain anti-dilution provisions providing for adjustments of the exercise price under certain circumstances and have termination provisions similar to options granted under stockholder approved plans. See Note 14 to the Consolidated Financial Statements included in the Company's Form 10-K for the year ended December 31, 2003 for a description of the 1996 Stock Option Plan.

                              CERTAIN TRANSACTIONS

         We utilize the services of a third party for the purchase of corporate gifts, promotional items and standard personalized stationery. Mrs. Judy Laikin, the mother of Robert J. Laikin, our Chief Executive Officer, was the owner of this third party until June 1, 2000 and is an independent consultant to this third party. We purchased approximately $63,321 and $91,382 of services and products from this third party during 2003 and 2002. We believe that these purchases were made on terms no less favorable to us than we could have obtained from an unrelated party.

         During the fiscal year ended December 31, 2003 we paid to an insurance brokerage firm, for which the father of Robert J. Laikin acts as an independent insurance broker, $225,415 in service fees and certain insurance premiums, which premiums were forwarded to our respective insurance carriers.

         The Company's Certificate of Incorporation and By-Laws provide that it indemnify its officers and directors to the extent permitted by law. In connection therewith, the Company entered into indemnification agreements with its executive officers and directors. In accordance with the terms of these agreements the Company has reimbursed certain of its former executive officers and intends to reimburse its officers and directors for their legal fees and expenses incurred in connection with certain pending litigation and regulatory matters. During 2003 and 2002, pursuant to their respective indemnification agreements with Brightpoint, Inc., $26,606 and $93,280 in legal fees was paid on behalf of Phillip Bounsall and $1,419 and $107,739 in legal fees was paid on behalf of John Delaney.

                                   PROPOSAL 2

                                 APPROVAL OF THE
                   COMPANY'S AMENDED AND RESTATED INDEPENDENT
                        DIRECTOR STOCK COMPENSATION PLAN

         Adoption of the Company's Independent Director Stock Compensation Plan (the "Original Director Plan") was approved by the Company's Stockholders at the 2003 annual meeting of stockholders. In furtherance of the Company's Corporate Governance Principles (the "Governance Principles"), the Board of Directors, upon the recommendation of the Company's Compensation and Human Resources Committee, has adopted and recommended for stockholder approval, the Company's Amended and Restated Independent Director Stock Compensation Plan (the "Amended Director Plan"). The Board of Directors believes that increasing the compensation of Independent Directors through the issuance of additional shares of Common Stock to them, as provided for in the Amended Director Plan, will help the Board attract, retain and adequately compensate highly qualified individuals to serve as Independent Directors on the Board of Directors thereby aligning the interests of the Company's Independent Directors and the Company's stockholders.

SUMMARY OF THE AMENDED DIRECTOR PLAN

         The following summary of the Amended Director Plan does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Amended Director Plan, set forth as APPENDIX C attached hereto and made a part hereof.

         The Amended Director Plan adds two types of awards to Independent Directors that were not included in the Original Director Plan. First, individuals who are elected or appointed as Independent Directors and who did not previously receive options under the Company's Non-Employee Director Stock Option Plan will automatically receive, on the date such individual is elected or appointed to serve (or on such other date as determined by the Board of Directors for Independent Directors first elected or appointed on or after January 1, 2003 but prior to June 5, 2004) an award ("Initial Award") of up to 2,000 restricted shares of Common Stock. Second, on January 1 of each year (or on the day an Independent Director commences service if later than January 1), an individual serving as an Independent Director of the Company will automatically receive an award of up to 2,000 restricted shares of Common Stock (an "Annual Award" and together with Initial Awards, "Automatic Awards"). Subject to the limitations described above, the Board of Directors has discretion to determine the amount of restricted shares granted as Automatic Awards. All restricted shares subject to Automatic Awards vest 50% on each of the first and second anniversaries of the award and are subject to anti-dilution adjustments. If an individual ceases to serve as an Independent Director prior to the vesting of a portion of the restricted shares subject to an Automatic Award, the Board of Directors has discretion to accelerate the vesting of the number of shares that the individual would have received if the individual served the entire year in which the individual's service terminated. The Amended Director Plan permits Independent Directors to defer any portion of, or all, Automatic Awards and Elective Awards (defined below) to be received by such Independent Director in the immediately succeeding year. Unless receipt of the shares subject to an Automatic Award is deferred, the vested shares for any given year will be issued to the Independent Director promptly after the date such shares have vested. All shares granted in connection with Automatic Awards are subject to a three-year restriction on sale or transfer from the date of the Automatic Award.

         After giving effect to two three for two Common Stock splits effected in 2003, an aggregate of 900,000 shares of Common Stock are currently reserved for issuance under the Original Director Plan. Under the Amended Director Plan, the Company will reserve the same number of shares as are currently reserved for issuance under the Original Director Plan. Under both the Original Director Plan and the Amended Director Plan, the number of shares reserved for issuance is subject to anti-dilution adjustments that can be made at the discretion of the Board of Directors upon the occurrence of events such as stock dividends, split-ups, recapitalizations and mergers.

         As under the Original Director Plan, only members of the Company's Board of Directors who qualify as Independent Directors under the Governance Principles are eligible to participate in the Amended Director Plan. The Amended Director Plan, like the Original Director Plan, generally provides that 30% of the annual cash compensation (excluding payments for Board Committee service and reimbursement of travel expenses) to be paid to the Independent Directors for Board service ("Board Compensation") shall be paid in the form of shares of Common Stock from the Amended Director Plan (the "Required Share Condition"). Shares granted in any year as Automatic Awards or Elective Awards, whether or not vested, are included in determining whether the Required Share Condition is met. However, if on December 15 of any given year the fair market value of the Common Stock owned by an Independent Director is equal to or greater than 200% of the Board Compensation (the "Threshold Amount"), then such Independent Director may choose to be paid in cash rather than in Common Stock. Under the Amended Director Plan, as under the Original Director Plan, the Independent Directors have the right to elect to take all of their Board Compensation in the form of Common Stock which is 100% vested on the transfer of shares to such Independent Director. The Common Stock to be awarded in lieu of cash ("Elective Awards") will be issued on the 15th day of June and December in each year (or, if such dates are not a business day then on the earliest preceding business day) ("Award Dates") and the number of shares of Common Stock to be awarded will be determined by dividing the applicable portion of the Board Compensation to be paid to the Independent Director by the average of the fair market value of the Common Stock for the five trading days ending on the third business day prior to the applicable Award Date. No shares of Common Stock awarded under the Amended Director Plan may be sold by an Independent Director until the earlier of (i) the date the value of the director's Common Stock equals or exceeds the Threshold Amount (to be determined each December 15 for the ensuing year) or
(ii) six months (or such other date as specified in the Governance Principles) after the Independent Director ceases to be a director of the Company; provided, however, that shares issued as Automatic Awards are subject to a three-year restriction on sale or transfer from the date of the Automatic Award. No participant in the Amended Director Plan may assign the right to receive any award granted under the plan, except that upon the death of a participant in the plan, any accrued but unpaid awards will be paid to the participant's designated beneficiary or, if none, the executor or administrator of his estate.

         The effective date of the Amended Director Plan will be the first business day following stockholder approval of the plan, and the plan will terminate 10 years from the effective date. The Amended Director Plan will be administered by the Board of Directors, which has the discretion to amend or terminate the plan. No amendment will be effective until duly approved by the Company's stockholders if it would result in an increase in the number of shares subject to the plan (other than with respect to the anti-dilution adjustments discussed above) or where failure to obtain such approval would cause the plan to fail to comply with the requirements of Rule 16(b) of the Exchange Act or an applicable rule of either a principal securities exchange or a national securities association on which the Company's Common Stock is listed for trading.

         If the stockholders do not approve the Amended Director Plan the Original Director Plan will remain in place.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE AMENDED DIRECTOR PLAN

         The following is a brief summary of the Federal income tax aspects of Awards made under the Amended Director Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

         Upon transfer to the participant of an Elective Award, and upon the vesting of the participant's Automatic Awards, the participant will recognize as ordinary compensation income the excess (if any) of the fair market value of the shares on the date of such transfer or vesting, as the case may be, over the amount paid, if any, for the shares. The Company will qualify for a Federal income tax deduction equal in amount to the amount that is included as compensation in the gross income of the participant, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Internal Revenue Code of 1986. Upon sale of the shares, the participant will recognize gain or loss equal to the difference (if any) between the amount realized on such sale over the sum of the amount paid, if any, for the stock and the amount of compensation income recognized by the participant on transfer or vesting, as the case may be, of the award. If the participant holds the shares as capital assets, the gain or loss will be long-term or short-term capital gain or loss depending on whether his holding period exceeds one year.

NEW PLAN BENEFITS

         The following table sets forth, to the extent determinable, benefits that will be received under the Amended Director Plan by Independent Directors as a group.

                                                    Number of
         Name and Position                       Restricted Shares
         -----------------                       -----------------
Non-Executive Director Group......                   21,770 (1)

(1) Reflects (i) Initial Awards of 2,000 shares and Annual Awards of 1,770, 2,000 and 2,000 shares respectively to each of Mr. Hunt (if elected by the stockholders at the Annual Meeting), Ms. Hermann and Ms. Pratt, each of whom was elected or appointed to the Board of Directors on or after January 1, 2003; and
(ii) Annual Awards of 2,000 shares to each of Mr. Simon (if elected by the stockholders at the Annual Meeting), Mr. Wagner, Mr. Roedel, Ms. Daily and Mr. Stead. Assuming the Amended Director Plan is approved, it is anticipated that these Automatic Awards will be granted on the first business day following the Annual Meeting. As a result of the foregoing, the Independent Directors scheduled to receive these Automatic Awards may be deemed to have an interest in the approval of the Amended Director Plan by the stockholders at the Annual Meeting.

         Future grants of awards under the Amended Director Plan are not determinable at this time, as such grants depend upon future election and/or continued service on the Board of Directors, and the amount of such grants is subject to the discretion of the Board of Directors. Because participation in the Amended Director Plan is limited to Independent Directors, no benefits will accrue to any executive officer or other employee of the Company as a result of approval of the Amended Director Plan. If Mr. Hunt and Mr. Simon are elected by the stockholders at the Annual Meeting, the Company will have eight (8) Independent Directors who will be participants in the Amended Director Plan.

RECOMMENDATION OF THE BOARD :

         THE BOARD OF DIRECTORS BELIEVES THAT THE AMENDED AND RESTATED INDEPENDENT DIRECTOR STOCK COMPENSATION PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF THE AMENDED AND RESTATED INDEPENDENT DIRECTOR STOCK COMPENSATION PLAN.

                                   PROPOSAL 3

                                 APPROVAL OF THE
                            COMPANY'S 2004 LONG-TERM
                                 INCENTIVE PLAN

         On February 20, 2004 the Board of Directors, upon the recommendation of the Company's Compensation and Human Resources Committee, unanimously adopted resolutions approving the Company's 2004 Long-Term Incentive Plan (the "2004 Plan"), recommending adoption of the 2004 Plan to stockholders and directing that the plan be submitted to the stockholders for their approval. The Board believes that, to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, restricted stock, deferred stock or other stock-based or cash awards, the opportunity to receive awards under the 2004 Plan. The Board has found that the grant of options under its other option plans has proven to be a valuable tool in attracting, retaining and motivating key employees and consultants. Accordingly, the Board believes that the 2004 Plan, which provides the Board greater flexibility with respect to certain terms under which awards may be granted, (i) will provide the Company with significant means to attract and retain talented personnel, (ii) will result in saving cash, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for the Company, and (iii) consequently, will prove beneficial to the Company's ability to be competitive. The Board believes that there is not a sufficient number of options and stock awards available for future grant under the Company's other option plans to achieve the goals of attracting and retaining the highest caliber personnel and providing incentives for those covered by the 2004 Plan. Moreover, the Board believes that by providing greater flexibility with respect to the types of awards that can be granted, it will enable the Company to better achieve the goals of the 2004 Plan.

         To date, no Awards have been granted under the 2004 Plan. If the 2004 Plan is approved by the stockholders, options or other stock or cash awards may be granted under the 2004 Plan, the timing, amounts and specific terms of which have not been determined at this time. On April 14, 2004, the closing price of the Company's Common Stock was $14.72 per share.

SUMMARY OF THE 2004 PLAN

         The following summary of the 2004 Plan does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the 2004 Plan, set forth as APPENDIX D attached hereto and made a part hereof.

         The number of shares of Common Stock reserved for issuance under the 2004 Plan is 1,500,000. The 2004 Plan provides for the grant of any or all of the following types of awards (collectively, "Awards"): (i) stock options, (ii) performance units, (iii) restricted stock, (iv) deferred stock, (v) other stock-based awards, and (vi) cash awards. The Compensation and Human Resources Committee (the "Committee") of the Board of Directors administers the 2004 Plan. The Committee determines eligibility for Awards. Officers and other employees of the Company or any parent or subsidiary who are employed at the time and contribute to the Company's management growth or profitability are eligible for Awards. The Company's directors, independent agents, consultants and attorneys are also eligible to receive Awards under the 2004 Plan. The Committee determines to whom Awards will be granted, the term of the Awards and the type and number of shares subject to each Award; provided, however, that non-option Awards cannot exceed 750,000 shares in the aggregate. The Committee, in its discretion, can adjust the number, price or kind of shares to be delivered in respect of Awards if there is a forward or reverse stock split, recapitalization, merger, or other similar corporate transaction that affects the number of shares of Common Stock. No participant may be granted more than 750,000 shares of Common Stock in the aggregate under the 2004 Plan (subject to adjustment, at the Committee's discretion, for stock splits, recapitalizations, mergers or other similar corporate transactions that affects the number of shares of Common Stock outstanding). No participant may receive Awards that are settled in cash in an amount that exceeds the greater of the fair market value on the date of grant or award of any stock awards received that year.

         The effective date of the 2004 Plan will be the first business day following approval of the 2004 Plan by the Company's stockholders. No Awards under the 2004 Plan will be granted on or after the ten-year anniversary of the effective date; provided, however, that Awards granted prior to the ten-year anniversary of the effective date may extend beyond that date.

TYPES OF AWARDS UNDER THE 2004 PLAN

         Stock Options. Only Non-Qualified Stock options may be granted under the 2004 Plan. The Committee determines the exercise price, term and exercisability of the options. The exercise price cannot be less than the fair market value of the Common Stock at the time of grant. Options can be exercised on a cash basis, by using Common Stock already owned, or on a broker assisted "cashless" basis. The options granted under the 2004 Plan are generally not transferable except under the laws of descent and distribution. Options granted under the 2004 Plan automatically terminate if a holder terminates his service to the Company for a reason other than death, disability or retirement, or voluntary resignation. In the event of termination by death, such holder's options may be exercised in accordance with the option agreement or for a period determined by the Committee, provided that in no event shall the options remain exercisable for more than one year after date of death. In the event of termination by disability or voluntary retirement, the options may be exercised in accordance with the option agreement or as determined by the Committee, provided that neither period shall exceed one year from termination. If a holder dies within one year of termination due to disability or voluntary resignation, the Committee can permit any then exercisable options to remain exercisable for a period not to exceed one year. Each grant of stock options under the 2004 Plan will be subject to a written agreement between the Company and the holder.

         Performance Units. Performance units are contingent rights awarded by the Committee that are paid in cash and/or Common Stock. Performance units may be awarded at the Committee's discretion if the Company meets Committee established performance goals which may consist of, among other things, (i) return on equity; (ii) operating income; (iii) earnings; and (iv) return on invested capital. The Committee will establish a dollar value for the performance units, the payout provisions of the performance units and the performance goals to be met in order to obtain a payment for a performance unit. The Committee will determine the period of time ("Performance Cycle") during which the performance goals must be met. If a participant's service terminates during a particular Performance Cycle, the Committee, in its discretion, will determine what portion, if any, of the performance unit should be paid out. If a participant is terminated for cause he will not be entitled to any portion of the performance unit. Performance units are generally not transferable other than under the laws of descent or distribution.

         Restricted Stock and Deferred Stock. Restricted and deferred stock awards give the recipient the right to receive a specified number of shares of Common Stock, subject to such terms, conditions and restrictions as the Committee deems appropriate. Restricted and deferred stock awards may be granted alone or in tandem with other awards. Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time. A participant in the Plan who has received a deferred stock award may request, under certain conditions, the Committee to defer the participant's receipt of the award (or an installment of an award) for an additional specified period or until the occurrence of a specified event.

         Other Stock Based Awards. Other stock based awards, which may include performance shares and shares valued by reference to the performance of the Company or any parent or subsidiary of the Company, may be granted either alone or with in tandem with other awards.

         Cash Awards. Cash awards are subject to such terms, conditions and restrictions, as the Committee deems appropriate. Restrictions may include the vesting period of the award or the time or times within which such award may be subject to forfeiture. The Committee can satisfy its obligation under a cash award by distributing that number of shares of Common Stock, restricted or deferred Stock, or options that have a fair market value equal to the amount of the cash award. Upon termination of service of the recipient of a cash award, any unvested portion of a cash award terminates.

         In the event of a change in control of the Company, for example through a merger after which the stockholders of the Company immediately prior to the merger own less than 50% of the shares of the surviving entity, or where an individual or group acquires more than a specified percentage of the outstanding shares of Common Stock, all options subject to the 2004 Plan that have been outstanding for at least six months will become immediately exercisable, and all restrictions limitations and deferral obligations contained in restricted stock awards, deferred stock awards, performance units and other stock awards granted under the 2004 Plan shall lapse.

         The Committee may suspend, terminate, amend or modify the 2004 Plan. No amendment will be effective until duly approved by the Company's stockholders if failure to obtain such approval would adversely effect the compliance of the 2004 Plan with the requirements of Rule 16b-3 of the Exchange Act. The Committee may amend any Award granted under the 2004 Plan; provided, however, that no amendment that would impair the participant's rights can be made without the participant's consent, unless the amendment is necessary to maintain compliance with Rule 16b-3 of the Exchange Act.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 2004 PLAN

         The following is a brief summary of the Federal income tax aspects of Awards made under the 2004 Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

         Non-Qualified Stock Options. With respect to Non-Qualified Stock Options, (i) upon grant of the option, the optionee will recognize no income;
(ii) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code;
(iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the optionee; and (iv) on a sale of the shares, the optionee will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss (if the shares are capital assets in the optionee's hands) depending upon the length of time that the optionee held the shares. If the optionee's shares acquired upon exercise are subject to a substantial risk of forfeiture, the optionee will have an election to treat the exercise as a taxable event or defer the Federal income tax consequences according to the rules described below in "Stock Awards."

         Stock Awards. Unless a participant otherwise elects to be taxed upon transfer to him or her of shares of restricted or deferred stock (which is subject to a substantial risk of forfeiture) under the 2004 Plan, the participant must include in his or her taxable income the excess (if any) of the fair market value of the shares over the amount paid, if any, for the shares, as of the first date the participant's interest in the shares is no longer subject to a substantial risk of forfeiture or such shares become transferable. A participant's rights in stock awarded under the 2004 Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. Where shares of stock received under the 2004 Plan are subject to a substantial risk of forfeiture, the participant may elect to report the excess (if any) of the fair market value of the shares on the date of transfer to him or her over the amount paid, if any, for the stock as ordinary income in the year of such transfer. To be effective, the election must be filed with the Internal Revenue Service within 30 days after the date the shares are transferred to the participant. The Company is entitled to a Federal income tax deduction equal to the amount includable as compensation in the gross income of the participant, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. The amount of taxable gain arising from a participant's sale of shares of restricted stock acquired pursuant to the 2004 Plan is equal to the excess (if any) of the amount realized on such sale over the sum of the amount paid, if any, for the stock and the compensation element included by the participant in gross income.

         Cash Awards. The participant will include in his gross income for his taxable year in which he received the amount of any cash paid to him as a cash award, in connection with a performance unit or otherwise.

         Other Tax Matters. If unmatured installments of Awards are accelerated as a result of a Change of Control (as defined in the 2004 Plan), any amounts received from the exercise by a participant of a stock option, the lapse of restrictions on restricted stock or the deemed satisfaction of conditions of performance-based Awards may be included in determining whether or not a participant has received an "excess parachute payment" under Section 280G of the Code, which could result in (i) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the participant on certain payments of Common Stock or cash resulting from such exercise or deemed satisfaction of conditions of performance Awards from such exercise or deemed satisfaction of conditions of performance Awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse and (ii) the loss by the Company of a compensation deduction.

RECOMMENDATION OF THE BOARD:

         THE BOARD OF DIRECTORS BELIEVES THAT THE 2004 LONG-TERM INCENTIVE PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2004 LONG-TERM INCENTIVE PLAN.

                                   PROPOSAL 4

                               APPROVAL OF CHANGE
                                       OF
                      THE COMPANY'S STATE OF INCORPORATION
                            FROM DELAWARE TO INDIANA

GENERAL

         On February 20, 2004, the Company's Board of Directors, upon the recommendation of the Company's Corporate Governance and Nominating Committee, approved a proposal (the "Reincorporation Proposal") to change the Company's state of incorporation from Delaware to Indiana. This change (the "Reincorporation") will be accomplished through a merger of the Company into Brightpoint Indiana Corp. ("Brightpoint Indiana"), a wholly owned subsidiary of the Company which was recently formed as an Indiana corporation and the vehicle to effect the Reincorporation. The name of the surviving corporation following the merger will be Brightpoint, Inc. and reference hereafter to the Company will, where appropriate, mean the surviving corporation. The Reincorporation will be effected pursuant to the terms of the Plan and Agreement of Merger between the Company and Brightpoint Indiana dated as of April __, 2004 (the "Merger Agreement"). A copy of the Merger Agreement is attached as APPENDIX E to this Proxy Statement.

         As a Delaware corporation, the Company is governed by the Delaware General Corporation Law (the "DGCL") and the terms of its Amended and Restated Certificate of Incorporation (the "Present Charter") and its Amended and Restated By-Laws (the "Present By-Laws"). Following the Reincorporation, the surviving corporation will be governed by the Indiana Business Corporation Law (the "IBCL") and the Restated Articles of Incorporation (the "New Articles") and By-Laws, as amended and restated, (the "New By-Laws") that are attached as Annexes 1 and 2, respectively, to the Merger Agreement. Because there are differences between the DGCL and the IBCL and corresponding differences between the Present Charter and Present By-Laws as compared to the New Articles and New By-Laws, the Reincorporation will result in differences in the rights of stockholders. These differences are discussed below.

PRINCIPAL REASONS FOR THE REINCORPORATION

         The Company presently has its executive offices and significant operations located in the State of Indiana. As a Delaware corporation, the Company is subject to taxation not only in Delaware but also in Indiana at substantially the same level as the case would be if it were an Indiana corporation. Under Delaware's system of taxation, franchise taxes are assessed against the Company based, in part, on the number of shares authorized. This formula of taxation has resulted in increased tax costs to the Company. Indiana has no comparable franchise tax system. If the Company had been an Indiana corporation, it would have saved approximately $465,000 in the past three years. The Company has paid Delaware franchise taxes totaling $150,020, $150,020 and $165,025 in each of 2001, 2002 and 2003, respectively. Management believes that the Reincorporation will permit the Company to realize a significant reduction of state tax expense by approximately $150,000 per year. The Company is not pursuing the Reincorporation to take advantage of certain provisions of Indiana law which are considered to have potential anti-takeover effects. See - "ANTITAKEOVER EFFECTS OF THE REINCORPORATION PROPOSAL" below.

         The Company was originally incorporated as Wholesale Cellular USA, Inc. in August 1989 under the laws of the State of Indiana. In connection with its initial public offering, in March 1994 the Company changed its state of incorporation from Indiana to Delaware. In September 1995 the Company changed its name from Wholesale Cellular USA, Inc to Brightpoint, Inc.

MANNER OF EFFECTING THE REINCORPORATION

         The following summary does not purport to be a complete description of the Reincorporation Proposal and is qualified in its entirety by reference to the Merger Agreement.

         The Reincorporation will be effected by merging the Company with and into Brightpoint Indiana (the "Merger") pursuant to the terms of the Merger Agreement. At the Effective Time (as defined in the Merger Agreement), the separate corporate existence of the Company will cease; Brightpoint Indiana will succeed to all the business, properties, assets and liabilities of the Company and its name will be changed to "Brightpoint, Inc." The directors, officers and employees of the Company will become the directors, officers and employees of the surviving corporation. Shares of the Company's Common Stock issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger, be converted into an equal number of fully paid and nonassessable shares of Brightpoint Indiana's Common Stock ("Indiana Shares"). Indiana Shares will have the same terms as the Company's Common Stock, subject to the differences arising by virtue of the differences between the IBCL and the DGCL and differences between the Present Charter and Present By-Laws as compared to the New Articles and New By-Laws.

         From and after the Effective Time, each holder of a certificate representing shares of the Company's Common Stock (a "Delaware Certificate") shall be deemed for all purposes to be the holder of the Indiana Shares into which the shares represented by his or her Delaware Certificate have been converted. Such certificates shall continue to represent Indiana Shares and need not be surrendered for exchange. While it is not necessary for stockholders to surrender their Delaware Certificates for certificates representing Indiana Shares, following the Effective Time each holder of a Delaware Certificate outstanding immediately prior to the Effective Time will be entitled to surrender his or her Delaware Certificate for cancellation and in exchange for a new certificate representing the same number of Indiana Shares.

         The stock purchase rights attached to each share of the Company's Common Stock pursuant to the Rights Agreement between the Company and Continental Stock Transfer & Trust Company, Inc., as rights agent (the "Rights Plan"), will continue to be in effect in relation to Indiana Shares, and the terms of the Rights Plan will not be affected by the reincorporation. See - "COMPARISON OF RIGHTS OF SHAREHOLDERS - RIGHTS PLAN."

         Approval of the Reincorporation Proposal will not result in any change in the name, business, management, location of the principal executive offices or other facilities, capitalization, assets or liabilities of the Company. The Indiana Shares will continue to be traded without interruption on the Nasdaq Stock Market. The Company's 1994 Stock Option Plan, 1996 Stock Option Plan, Non-Employee Director Stock Option Plan, the 2004 Plan (if approved by the Company's stockholders at the Annual Meeting), the Company's Employee Stock Purchase Plan and the Original Director Plan (or the Amended Director Plan, if approved by the Company's stockholders at the Annual Meeting) will be continued by the surviving corporation and each outstanding option or other award issued pursuant to such plans will be converted into an option or other award for Indiana Shares equal to the number of shares of the Company's Common Stock related to each such option or other award immediately prior to the Effective Time, at the same price per share and upon the same terms and subject to the same conditions as are in effect immediately prior to the Effective Time. The Company's other employee benefit plans and arrangements will also be continued by the surviving corporation upon the same terms and subject to the same conditions.

         It is anticipated that the Merger will become effective as promptly as practicable following the approval of the stockholders at the Annual Meeting. However, the Merger Agreement provides that the Merger may be abandoned by the Board of Directors of the Company prior to the Effective Time either before or after stockholder approval. In addition, the Merger Agreement may be amended prior to the Effective Time, either before or after stockholder approval, provided that the Merger Agreement may not be amended after stockholder approval if such amendment would (i) alter or change the number or kind of shares to be received by stockholders in the Merger, (ii) alter or change any term of the New Articles or New By-Laws or (iii) alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the stockholders of the Company.

         Appraisal rights will not be available to holders of the Company's Common Stock in connection with the Reincorporation Proposal.

ANTITAKEOVER EFFECTS OF THE REINCORPORATION PROPOSAL

         Certain provisions of the IBCL, specifically the Constituent Interests Provision and the Control Share Acquisitions Provisions as described in "Comparison of Rights of Stockholders" below, have no comparable provisions under Delaware law. These statutory provisions and certain provisions of the New Articles and New By-Laws, specifically the provisions regarding Preferred Stock, and the supermajority vote required for certain business combinations, some of which are carried over from the Present Charter and Present By-Laws may have the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. Such provisions may make tender offers, and certain other transactions, more difficult or more costly and could discourage or limit stockholder participation in such types of transactions, whether or not such transactions were favored by the majority of the stockholders. As of this date, the Board of Directors is unaware of any specific effort to accumulate the Company's Common Stock or to obtain control of the Company by means of a merger, tender offer or otherwise.

         The Company is not pursuing the Reincorporation to take advantage of certain provisions of Indiana law which are considered to have potential anti-takeover effects. Specifically, in the original articles of incorporation of Brightpoint Indiana and the New Articles, the Company has opted out of the Business Combination Provisions and the Control Share Acquisition Provisions of the IBCL that would otherwise apply to it as an Indiana corporation. These provisions are discussed further below. As a result, the Company will not be subject to these anti-takeover provisions (which include what some commentators describe as a "control share acquisition" provision, a "fair price" provision, and a five-year "freeze out" provision). The Company could not become subject to these provisions of Indiana law unless the New Articles are amended in the future with the approval of the Company's stockholders.

COMPARISON OF RIGHTS OF STOCKHOLDERS

         The DGCL differs from the IBCL in many respects. The material differences of these statutes are discussed below. Because of these statutory differences, certain changes from the Present Charter and Present By-Laws have been made to the New Articles and New By-Laws. The material differences between the Present Charter and Present By-Laws as compared to the New Articles and New By-Laws are also discussed below.

         Capital Stock. The Reincorporation will not affect the capital stock of the Company except to the extent that rights of stockholders will be governed by Indiana law rather than Delaware law. The number of authorized shares will remain at 101,000,000, consisting of 100,000,000 shares of Common Stock, par value $0.01 per share, and 1,000,000 shares of Preferred Stock, par value $0.01 per share.

         After the Reincorporation, holders of Common Stock will continue to be entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. As a result, the holders of Common Stock entitled to exercise more than 50% of the voting rights in an election of directors can elect all of the directors to be elected if they choose to do so. The holders of Common Stock will be entitled to such dividends as may be declared from time to time by the Board of Directors from funds legally available therefor, and will be entitled to receive, pro rata, all assets available for distribution to such holders upon liquidation. No shares of the Common Stock have any preemptive, redemption or conversion rights, or the benefits of any sinking fund. All of the shares issued by the surviving corporation in the Reincorporation will be validly issued, fully paid and nonassessable.

         Under the Present Charter, 22,000 shares of Preferred Stock, par value $0.01 per share, have been designated as the Series A Junior Participating Cumulative Preferred Stock. The powers, designations, preferences and relative participating, optional and other special rights and the qualification, limitations and restrictions of the Series A Junior Participating Cumulative Preferred Stock under the New Articles will be identical to those outlined in the Present Charter.

         Both the DGCL and the IBCL permit the certificate or articles of incorporation to allow the board of directors to issue and fix the dividend, voting and redemption rights, liquidation preferences and other rights, privileges and restrictions of one or more series of preferred stock without further stockholder action. The Company's Preferred Stock may be issued from time to time in one or more series with such relative dividend, voting and other rights, privileges and restrictions as the Board of Directors may determine. The ability of the Board to issue Preferred Stock and determine its relative dividend, voting and other rights without further stockholder action will not be affected by the Reincorporation. The issuance of Preferred Stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, adversely affect the voting power of the holders of Common Stock and, under certain circumstances, make it more difficult for a third party to gain control of the Company, discourage bids for the Company's Common Stock at a premium or otherwise affect the market price of Common Stock.

         Size and Classification of the Board of Directors. Section 141(b) of the DGCL provides that the board of directors of a Delaware corporation shall consist of one or more members. The number of directors shall be fixed by, or in the manner provided in, the by-laws unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. Section 23-1-33-3 of the IBCL provides that the board of directors of an Indiana corporation must consist of one or more individuals, with the number specified in or fixed in accordance with the articles of incorporation or by-laws.

         Pursuant to Section 141(d) of the DGCL, the directors may, by the certificate of incorporation, by an initial by-law or by a by-law adopted by a vote of the stockholders, be divided into one, two or three classes. Section 23-1-33-6 of the IBCL provides that the articles of incorporation or the by-laws, may provide for staggering the terms of directors by dividing the total number of directors into either two or three classes, with each class containing as closely as possible the same number of directors.

         The Company's Board of Directors is currently classified into three classes of members. Currently, two classes have three members and a third class has four members. The Board of Directors of the Company following the Reincorporation will have the same classifications.

         Removal of Directors. Section 141(k) of the DGCL provides that any director or the entire board of directors may generally be removed with or without cause by a majority stockholder vote. However, a director of a corporation with a classified board of directors may be removed only for cause unless the certificate of incorporation otherwise provided.

         Under Section 23-1-33-8 of the IBCL, directors may be removed in any manner provided in the articles of incorporation. In addition, unless the articles of incorporation provide otherwise, the stockholders or directors may remove one or more directors with or without cause. A director may be removed by the stockholders, if they are otherwise authorized to do so, only at a meeting called for that purpose and such purpose must be stated in the notice of the meeting. A director elected by a voting group of stockholders may be removed only by that voting group.

         The Present By-Laws permit directors to be removed from office with or without cause only by a majority stockholder vote. The removal provisions of the New Articles are the same as the Present By-Laws.

         Newly Created Directorships and Vacancies. Under Section 223 of the DGCL, unless the certificate of incorporation or the by-laws of a corporation provide otherwise, a majority vote of the directors then in office may fill vacancies and newly created directorships, even if the number of current directors is less than a quorum or only one director remains. If the directors filling a vacancy or newly created directorship on the board constitute less than a majority of the whole board (as measured before an increase in the size of the board), the Delaware Court of Chancery may, upon application of stockholders holding at least 10% of the outstanding voting shares, summarily order an election to fill the vacancy or newly created directorship or replace directors chosen by the directors then in office. Unless otherwise provided in the certificate of incorporation or by-laws, when one or more directors resign effective at a future date, a majority of directors then in office, including those who have so resigned, may vote to fill the vacancy.

         Under Section 23-1-33-9 of the IBCL, unless the articles of incorporation provide otherwise, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, the remaining directors, even if less than a quorum, may fill the vacancy by majority vote. If the vacant office was held by a director elected by a voting group of stockholders, only the holders of shares of that voting group may vote to fill the vacancy if it is filled by stockholders. A vacancy that will occur at a specific later date by reason of resignation of a director effective at a later date may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

         The Present By-Laws permit vacancies, including any vacancy created by an increase in the number of directors, to be filled by a majority of the directors then in office, although less than a quorum. The New By-Laws contain the same provisions.

         Quorum and Vote Required to Take Action. Section 141(b) of the DGCL provides that a majority of the total number of directors shall constitute a quorum for the transaction of business unless the certificate of incorporation or by-laws of the corporation require a greater number. In addition, unless the certificate of incorporation provides otherwise, the by-laws may provide for a quorum of less than a majority, which in no case shall be less than one-third of the total number of directors. The board of directors shall act by the vote of a majority of the directors present at a meeting at which a quorum is present, unless the certificate of incorporation or the by-laws require the vote of a greater number.

         Under Section 23-1-34-5 of the IBCL, unless the articles of incorporation or by-laws require a greater number, a majority of the fixed or prescribed number of directors constitutes a quorum. Additionally, the articles of incorporation or by-laws may authorize a quorum of no fewer than one-third of the fixed or prescribed number of directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present is the act of the board of directors unless the articles of incorporation or by-laws provide otherwise.

         The Present By-Laws provide that the presence in person of a majority of the members of the Board of Directors constitutes a quorum for the transaction of business and that, unless otherwise provided by law, the certificate of incorporation or the by-laws, the act of a majority of the directors present at any meeting at which there is quorum is the act of the Board of Directors. The New By-Laws contain the same provisions.

         Limitation on Directors' Liability. Section 102(b)(7) of the DGCL allows a corporation, through its certificate of incorporation, to limit or eliminate the personal liability of directors to the corporation and its stockholders for damages for breach of fiduciary duty as a director. However, this provision excludes any limitation on the liability of a director for (i) any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) willful or negligent violation of the laws governing the payment of dividends or the purchase or redemption of stock or (iv) any transaction from which the director derives an improper personal benefit.

         Section 23-1-35-1 of the IBCL provides that a director is not liable for any action taken as a director, or any failure to act, unless the director has breached or failed to perform the duties of the director's office in compliance with Section 23-1-35-1 and the breach or failure to perform constitutes willful misconduct or recklessness. Subject to this standard, a director who votes or assents to distributions in violation of the IBCL or the articles of incorporation is personally liable to the corporation for the amount of the illegal distribution and is entitled to contribution from the other directors who voted for or assented to such distribution and the stockholders who received the distribution.

         The Present Charter contains a provision limiting director liability as permitted by Section 102(b) of the DGCL. The New Articles contain a provision which outlines the necessary factors for compliance with Section 23-1-35-1 of the IBCL.

         Indemnification of Directors and Officers. Section 145 of the DGCL provides that a corporation may indemnify any person who was or is a party or threatened to be made a party to any type of proceeding (other than actions by or in right of the corporation) because he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; and in a criminal proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful. Expenses incurred by an officer or director (or other employees or agents as deemed appropriate by the board of directors) in defending a civil, criminal, administrative or investigative proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation. To indemnify a party, the corporation must determine that the party met the applicable standards of conduct.

         Section 23-1-37-8 and Section 23-1-37-13 of the IBCL provide that a corporation may indemnify any individual made a party to a proceeding (including a proceeding by or in the right of the corporation) because the individual is or was a director, officer, employee or agent of the corporation against liability incurred in the proceeding if the individual acted in good faith and reasonably believed (i) in the case of conduct in the individual's official capacity with the corporation, that the individual's conduct was in the corporation's best interests and (ii) in all other cases, that the individual's conduct was at least not opposed to the corporation's best interests. In the case of any criminal proceeding, the individual must have also had either reasonable cause to believe the conduct was lawful or no reasonable cause to believe that it was unlawful. In addition, Section 23-1-37-9 and Section 23-1-37-13 provide that a corporation, unless limited by its articles of incorporation, must indemnity a director or officer who was wholly successful in the defense of any proceeding to which the director or officer was a party because the director or officer is or was a director or officer of the corporation against reasonable expenses incurred by the director or officer in connection with the proceeding.

         Both the Present Charter and the New Articles provide for mandatory indemnification to the fullest extent permitted by law.

         Loans to Directors. Section 143 of the DGCL allows a corporation to lend money to, or guarantee an obligation of, or otherwise assist an officer or employee, including one who acts as a director, if the assistance is reasonably expected to benefit the corporation. Such assistance may be provided without stockholder approval.

         Pursuant to Section 23-1-35-3 of the IBCL, a corporation may not lend money to, or guarantee the obligation of, a director of the corporation unless
(i) the loan or guarantee is approved by a majority of the disinterested shares, or (ii) the board of directors determines that the loan or guarantee benefits the corporation and either approves the specific loan or guarantee or a general plan authorizing loans and guarantees.

         Dividends. Subject to any restrictions in a corporation's certificate of incorporation, Section 170 of the DGCL allows the board of directors of a Delaware corporation to declare and pay dividends out of surplus or, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

         Section 23-1-28-1 of the IBCL allows a board of directors to make distributions to stockholders, unless otherwise provided in the articles of incorporation. However, pursuant to Section 23-1-28-3 of the IBCL, no distribution may be made if it would cause (i) the corporation to be unable to pay its debts as they become due in the ordinary course of business or (ii) the corporation's assets to be less than the sum of its liabilities plus, except as otherwise specifically allowed by the articles of incorporation, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the rights of preferential stockholders whose rights are superior to those receiving the distribution.

         Action by Stockholders through Written Consent. Under Section 228(a) of the DGCL, unless otherwise provided in a corporation's certificate of incorporation, any action required to be taken at an annual or special meeting of the stockholders may be taken in the absence of a meeting, without prior written notice and without a vote. Such action may be taken by the written consent of stockholders in lieu of a meeting setting forth the action so taken and signed by the holders of outstanding stock representing the minimum number of votes necessary to take such action at a meeting at which all shares entitled to vote were present and voted. Prompt notice of the taking of any corporate action without a meeting by less than unanimous written consent must be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting.

         Under Section 23-1-29-4 of the IBCL, any action required or permitted to be taken at a meeting of stockholders of an Indiana corporation that has a class of equity securities registered under the Securities Exchange Act of 1934 may be taken without a meeting if a written consent thereto is signed by all the stockholders entitled to vote on the action.

         The New Articles contain a provision permitting stockholder action by unanimous written consent.

         Special Meetings of Stockholders. Under Section 211(d) of the DGCL, special meetings of stockholders may be called by the board of directors and by such other person or persons as may be authorized to do so by the corporation's certificate of incorporation or by-laws.

         Section 23-1-29-2 of the IBCL provides that a corporation with more than 50 stockholders must hold a special meeting of stockholders on demand of its board of directors or the person or persons specifically authorized to do so by the articles of incorporation or by-laws.

         Under the Present By-Laws, special meetings of the stockholders, for any purpose, unless otherwise prescribed by law, may be called by the President or Board of Directors. The New By-Laws contain the same provision.

         Cumulative Voting. Both Section 214 of the DGCL and Section 23-1-30-9 of the IBCL allow a corporation to provide for cumulative voting in the certificate of incorporation or the articles of incorporation.

         Neither the Present Charter nor the New Articles provide for cumulative voting.

         Necessary Vote to Effect Merger (Not Involving Interested Stockholder). The DGCL requires a majority vote of the shares entitled to vote in order to effectuate a merger between two Delaware corporations (Section 251(c)) or between a Delaware corporation and a corporation organized under the laws of another state (a "foreign corporation") (Section 252(c)). However, unless required by the certificate of incorporation, Sections 251(f) and 252(e) do not require a vote of the stockholders of a constituent corporation surviving the merger if (i) the merger agreement does not amend that corporation's certificate of incorporation, (ii) each share of that corporation's stock outstanding before the effective date of the merger is identical to an outstanding or treasury share of the surviving corporation after the merger and (iii) in the event the merger plan provides for the issuance of common stock or securities convertible into common stock by the surviving corporation, the common stock issued and the common stock issuable upon conversion of the issued securities do not exceed 20% of the shares outstanding immediately before the effective date of the merger.

         Section 23-1-40-3 of the IBCL requires a majority vote of the shares entitled to vote in order to effectuate a merger or share exchange unless the articles of incorporation or the board of directors require a greater vote or a vote by voting group. However, the vote of the stockholders of the surviving corporation on a plan of merger is not required if (i) the articles of incorporation of the surviving corporation will not differ from its articles before the merger, (ii) each stockholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same proportionate number of shares relative to the number of shares held by all such stockholders (except for shares of the surviving corporation received solely as a result of the stockholder's proportionate shareholdings in the other corporations party to the merger), with identical designations, preferences, limitations and relative rights, immediately after the merger,
(iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of voting shares of the surviving corporation outstanding immediately before the merger and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger.

         Business Combinations Involving Interested Stockholders. Section 203 of the DGCL provides that, with certain exceptions, a Delaware corporation may not engage in any of a broad range of business combinations, such as mergers, consolidations and sales of assets, with an "interested stockholder" for a period of three years from the date that such person became an interested stockholder unless (i) the transaction that results in the person's becoming an interested stockholder or the business combination is approved by the board of directors of the corporation before the person becomes an interested stockholder, (ii) upon consummation of the transaction which results in the stockholder becoming an interested stockholder, the interested stockholder owns 85% or more of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares owned by persons who are directors and also officers and shares owned by certain employee stock plans or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by holders of at least two-thirds of the corporation's outstanding voting stock, excluding shares owned by the interested stockholder, at a meeting of stockholders. Under
Section 203, an "interested stockholder" is defined as any person, other than the corporation and any direct or indirect majority-owned subsidiary, that is (i) the owner of 15% or more of the outstanding voting stock of the corporation or (ii) an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder. Section 203 does not apply to a corporation that so provides in an amendment to its certificate of incorporation or by-laws passed by a majority of its outstanding shares entitled to vote. Such stockholder action does not become effective for 12 months following its adoption and would not apply to persons who were already interested stockholders at the time of the amendment.

         Sections 23-1-43-1 to 23-1-43-23 of the IBCL (the "Business Combination Provisions") restrict the ability of a "resident domestic corporation" to engage in any business combination with an "interested shareholder" for five years (the "five year freeze") after the interested shareholder's date of acquiring shares unless the business combination or the purchase of shares by the interested shareholder on the interested shareholder's share acquisition date is approved by the board of directors of the resident domestic corporation before that date. If the combination was not previously approved, the interested shareholder may effect a combination after the five-year freeze period only if such shareholder receives approval from a majority of the disinterested shares or the offer meets certain "fair price" requirements. For purposes of the above provisions, "resident domestic corporation" means an Indiana corporation that has 100 or more stockholders. "Interested shareholder" means any person, other than the resident domestic corporation or its subsidiaries, who is (i) the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting shares of the resident domestic corporation or (ii) an affiliate or associate of the resident domestic corporation and at any time within the five-year period immediately before the date in question was the beneficial owner of 10% or more of the voting power of the then outstanding shares of the resident domestic corporation. The above provisions do not apply to corporations that so elect in its original articles of incorporation or in an amendment to its articles of incorporation approved by a majority of the disinterested shares. Such an amendment, however, would not become effective for 18 months after its passage and would apply only to stock acquisitions occurring after its effective date.

         The Present Charter does not exclude the Company from restrictions imposed under Section 203 of the DGCL. The original articles of incorporation for Brightpoint Indiana and the New Articles specifically exclude the Company from the Business Combination Provisions of the IBCL.

         Control Share Acquisitions. Pursuant to Sections 23-1-42-1 to 23-1-42-11 of the IBCL (the "Control Share Acquisitions Provisions"), an acquiring person who makes a "control share acquisition" in an "issuing public corporation" may not exercise voting rights on any "control shares" unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. Unless otherwise provided in a corporation's articles of incorporation or by-laws before a control share acquisition has occurred, in the event that control shares acquired in a control share acquisition are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all voting power, all stockholders of the issuing corporation have dissenters' rights to receive the fair value of their shares. Under the IBCL, "control shares" means shares acquired by a person that, when added to all other shares of the issuing public corporation owned by that person or in respect of which that person may exercise or direct the exercise of voting power, would otherwise entitle that person to exercise voting power of the issuing public corporation in the election of directors within any of the following ranges: (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority or (iii) a majority or more. "Control share acquisition" means, subject to certain exceptions, the acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control shares. Shares acquired within 90 days or pursuant to a plan to make a control share acquisition are considered to have been acquired in the same acquisition. "Issuing public corporation" means a corporation which is organized in Indiana, has 100 or more stockholders, has its principal place of business, its principal office or substantial assets within Indiana and has either (i) more than 10% of its stockholders resident in Indiana, (ii) more than 10% of its shares owned by Indiana residents or (iii) 10,000 stockholders resident in Indiana. The above provisions do not apply if, before a control share acquisition is made, the corporation's articles of incorporation or by-laws (including a board adopted by-laws) provide that said provisions do not apply.

         There is no corresponding provision under the DGCL.

         The original articles of incorporation for Brightpoint Indiana and the New Articles specifically exclude the Company from the Control Share Provisions of the IBCL.

         Constituent Interests. Section 23-1-35-1 of the IBCL (the "Constituent Interests Provision") provides that the board of directors, in discharging its duties, may consider, in its discretion, both the long-term and short-term best interests of the corporation, taking into account, and weighing as the directors deem appropriate, the effects of an action on the corporation's stockholders, employees, suppliers and customers and the communities in which offices or other facilities of the corporation are located and any other factors the directors consider pertinent. Section 23-1-35-1 specifically provides that certain judicial decisions in Delaware and other jurisdictions, which might be looked upon for guidance in interpreting Indiana law, including decisions that propose a higher or different degree of scrutiny in response to a proposed acquisition of the corporation, are inconsistent with the proper application of that section.

         There is no corresponding provision in the DGCL.

         Procedures to Regulate Changes in Control. Section 23-1-22-4 of the IBCL provides that, in addition to any other provision authorized by any other section of the IBCL or contained in the articles of incorporation or the by-laws, a corporation may establish one or more procedures to regulate transactions that would, when consummated, result in a change of "control" of the corporation. Such a procedure may be established in the original articles of incorporation or by-laws, by an amendment to the articles of incorporation or, notwithstanding the fact that a vote of the stockholders would otherwise be required by any other provision of the IBCL or the articles of incorporation, by an amendment to the by-laws. For the purposes of Section 23-1-22-4, "control" means, for any corporation that has 100 or more stockholders, the beneficial ownership, or the direct or indirect power to direct the voting, of not less than 10% of the voting shares of a corporation's outstanding voting shares.

         There is no corresponding provision under the DGCL.

         Appraisal Rights; Dissenters' Rights. Both Section 62 of the DGCL and
Section 23-1-44-8 of the IBCL provide that stockholders have the right, in some circumstances, to dissent from certain corporate reorganizations and to instead demand payment of the fair value of their shares. Under Section 262 of the DGCL, unless a corporation's certificate of incorporation provides otherwise, dissenters do not have the rights of appraisal with respect to (i) a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD"), or held by more than 2,000 stockholders, if the stockholders receive (a) shares in the surviving corporation, (b) shares of another corporation that are publicly listed or held by more than 2,000 stockholders, (c) cash in lieu of fractional shares or (d) any combination of the above, or (ii) stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger. Under Section 23-1-44-8 of the IBCL, dissenters do not have rights of appraisal (i) with respect to shares of any class or series of stock registered on a national securities exchange or traded on the NASD Automated Quotation System Over-the-Counter Markets-National Market Issues or a similar market or
(ii) unless the articles of incorporation, by-laws or resolution of the board of directors provide that voting or non-voting stockholders are entitled to dissent, if they were not entitled to vote on the corporate reorganization.

         Redeemable Shares. Section 151(b) of the DGCL provides that the certificate of incorporation or a resolution of the board of directors may make any class of stock subject to redemption at the option of the corporation or the stockholders, or upon the happening of a specified event, as long as immediately following any such redemption the corporation has at least one share of at least on series of stock with full voting powers.

         Section 23-1-25-1 of the IBCL provides that the articles of incorporation of a corporation may authorize one or more classes of shares that are redeemable or convertible as specified in the articles of incorporation at the option of the corporation, the stockholder or another person or upon the occurrence of a designated event.

         Rights, Warrants or Options. Under Section 157 of the DGCL, rights or options to purchase shares of any class of stock may be authorized by a corporation's board of directors subject to the provisions of the certificate of incorporation. The terms of such rights or options must be fixed and stated in the certificate of incorporation or in a resolution or resolutions adopted by the board of directors.

         Under Section 23-1-26-5 of the IBCL, a corporation, acting through its board of directors, may create or issue rights, options or warrants for the purchase of shares or other securities of the corporation or any successor in interest of the corporation. The board of directors shall determine the terms upon which the rights, options or warrants are issued, their form and content and the consideration for which the shares or other securities are to be issued.

         Preemptive Rights. Under Section 102(b)(3) of the DGCL and Section 23-1-27-1 of the IBCL, absent an express provision in a corporation's certificate of incorporation or articles of incorporation, a stockholder does not, by operation of law, possess preemptive rights to subscribe to an additional issue of stock. Neither the Present Charter nor the New Articles provide for preemptive rights.

         Amendment of Certificate or Articles of Incorporation and By-Laws.
Section 242 of the DGCL and Sections 23-1-38-3 and 23-1-38-4 of the IBCL permit a corporation to amend its certificate of incorporation or articles of incorporation in any respect, provided the amendment contains only provisions that would be lawful in an original certificate of incorporation or articles of incorporation filed at the time of amendment. To amend a certificate of incorporation or the articles of incorporation, the board must adopt a resolution presenting the proposed amendment. In addition, under the DGCL, a majority of the shares entitled to vote, as well as a majority of shares of each class entitled to vote, must approve the amendment to make it effective. Under the IBCL, an amendment to the articles of incorporation of an Indiana corporation generally may be adopted if the votes cast favoring the amendment exceed the votes cast opposing the amendment, except that any amendment that would create dissenters' rights must be approved by a majority of the votes entitled to be cast. Under the DGCL and the IBCL, when the substantial rights of a class of shares will be affected by an amendment, the holders of those shares are entitled to vote as a class even if the shares are non-voting shares. When one or more series in a class of shares, and not the entire class, will be adversely affected by an amendment, the affected series may vote as a class. Under Section 242(b)(2) of the DGCL, the right to vote as a class may be limited in certain circumstances. Any provision in the certificate of incorporation which requires a greater vote than required by law cannot be amended or repealed except by such greater vote. Section 242(c) of the DGCL provides that, in its resolution proposing an amendment, the board may insert a provision allowing the board to abandon the amendment, without concurrence by stockholders, after the amendment has received stockholder approval but before its filing with the Secretary of State.

         The majority vote of the holders of the outstanding Common Stock of the Company is required to amend the provisions of the Present Charter relating to the number of authorized shares of any class of stock. The New Articles require the affirmative vote of at least two-thirds of the outstanding shares of voting stock as well as the majority vote of the independent stockholders, if applicable, to amend the provisions of the New Articles relating to (1) the votes needed to approve certain business combinations, a change in the number of directors, the removal of one or more directors or the amendment of any other provisions of the New Articles, or (2) the number of shares which must be represented to demand a special meeting of the stockholders.

         Section 109 of the DGCL provides that the power to amend the by-laws rests with the stockholders entitled to vote, although the certificate of incorporation may confer the power to amend the by-laws upon the board of directors. Section 109 further provides that the fact that the certificate of incorporation confers such power upon the board of directors neither limits nor divests the stockholders of the power to amend the by-laws. Section 23-1-39-1 of the IBCL, on the other hand, provides that, unless the articles of incorporation provide otherwise, only the board of directors of a corporation may amend the by-laws.

         The Present By-Laws provide that the by-laws of the corporation may be amended by a majority vote of the stockholders or by the Board of Directors, except that any amendment with respect to the election and classification of directors requires the vote of two-thirds of the Company's outstanding stock entitled to vote thereon. The amendment provisions of the New By-Laws are the same as the Present By-Laws.

         Inspection of Books and Records. Section 220 of the DGCL entitles any stockholder of record of a corporation, in person or by an agent, upon written demand under oath stating the purpose thereof, to inspect during usual business hours, for any proper purpose, the corporation's stock ledger, a list of its stockholders and its other books and records, and to make copies or extracts therefrom. A proper purpose means a purpose reasonably related to such person's interest as a stockholder.

         Section 23-1-52-2 of the IBCL entitles any stockholder of a corporation to inspect and copy, during regular business hours, certain enumerated corporate records if the stockholder gives the corporation at least five days' advance written notice. Certain records may be inspected only if: (i) the stockholder's demand is made in good faith and for a proper purpose, (ii) the stockholder describes with reasonable particularity the stockholder's purpose and (iii) the records to be inspected are directly connected with the stockholder's purpose.

         Advance Notice Provisions. The Present By-Laws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before any meeting of stockholders of the Company. The Present By-Laws provide that only persons who are nominated by the Board of Directors or a committee appointed by the Board of Directors or any stockholder entitled to vote in the election of directors generally and who has given timely written notice to the Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors of the Company. The Present By-Laws also provide that at a meeting of stockholders only such business may be conducted as has been brought before the meeting, by or at the direction of, the Board of Directors or the chairman of the meeting or by a stockholder who has given timely written notice to the Secretary of the Company of such stockholder's intention to bring such business before such meeting. Under the Present By-Laws, for notice of stockholder nominations or other business to be made at a meeting to be timely, such notice must be received by the Company not less than 50 days nor more than 75 days prior to the meeting, or in the event that less than 65 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Under the Present By-Laws, a stockholder's notice must also contain certain information specified in the by-laws.

         The advance notice provisions of the Present By-Laws are carried over into the New By-Laws.

         Rights Plan. The Company has a stockholder rights plan which could discourage unwanted or hostile takeover attempts which are not negotiated with its Board of Directors. The Rights Plan discourages such attempts by causing substantial dilution to any person who acquires an amount in excess of a specified percentage of the Company's Common Stock and by making an acquisition of the Company without the consent of its Board of Directors prohibitively expensive.

         Following the Merger, Brightpoint Indiana will assume the Company's obligations under the Rights Plan, and the Rights will continue to be in effect in relation to the Indiana Shares.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         The Company has been advised by counsel that, for federal income tax purposes, the Reincorporation will constitute a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and that consequently the holders of the Company's Common Stock will not recognize any gain or loss as a result of the Merger. In addition, for federal income tax purposes, each stockholder will retain the same tax basis in the Indiana Shares issued in the Merger as in the corresponding share of the Company's Common Stock held immediately prior to the Effective Time, and the holding period for the Indiana Shares will include the period during which the corresponding Company's Common Stock was held, provided that such corresponding Common Stock was held as a capital asset at the Effective Time.

         Although it is not anticipated that state or local income tax consequences will vary from the federal income tax consequences described above, stockholders should consult their own tax advisors as to the effect of the reorganization under state, local or foreign income tax laws.

         The Company further has been advised by counsel that the Company as an Indiana corporation will not recognize any gain, loss or income for federal income tax purposes as a result of the Reincorporation and Merger and that it will succeed, without adjustment, to the tax attributes of the Company as a Delaware corporation.

RECOMMENDATION OF THE BOARD

         The Board of Directors believes that the Reincorporation will allow the Company to avoid the higher tax cost imposed by Delaware's system of taxation and to become incorporated in the State where its headquarters and significant operations are located without materially diminishing any substantive rights of stockholders.

         THE BOARD OF DIRECTORS BELIEVES THAT THE REINCORORATION PROPOSAL IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE REINCORORATION PROPOSAL.

                                   PROPOSAL 5

                         RATIFICATION OF THE APPOINTMENT
                             OF ERNST & YOUNG LLP AS
                              INDEPENDENT AUDITORS

         The Company has engaged Ernst & Young LLP as its independent auditors since October 1994. Ernst & Young LLP reported on the financial statements of the Company for the fiscal year ended December 31, 2003 and the Audit Committee of the Board of Directors has appointed Ernst & Young LLP to audit and report on the financial statements of the Company for the year ending December 31, 2004. Although stockholder approval of the appointment of Ernst & Young LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this appointment. Furthermore, although the appointment of Ernst & Young LLP is being submitted for stockholder ratification, the Audit Committee reserves the right, even after ratification by stockholders, to change the appointment of Ernst & Young LLP as auditors, at any time during the 2004 fiscal year, if it deems such change to be in the best interests of the Company. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         Audit Fees. The aggregate fees for professional services rendered by Ernst & Young LLP for the audit of the Company's annual financial statements for the years ended December 31, 2003 and 2002, the review of the financial statements included in the Company's Forms 10-Q for 2003 and 2002 and statutory audits of foreign subsidiaries totaled $1,041,515 and $980,810, respectively.

         Audit-Related Fees. The aggregate fees for assurance and related services by Ernst & Young LLP that are related to the performance of the audit or review of the Company's financial statements, for the years ended December 31, 2003 and 2002, and are not disclosed in the paragraph captioned "Audit Fees" above, were $53,820 and $27,500, respectively. The services performed by Ernst & Young LLP in connection with these fees consisted of employee benefit plan audits and internal controls consultation.

         Tax Fees. The aggregate fees for professional services rendered by Ernst & Young LLP for tax compliance, for the years ended December 31, 2003 and 2002, were $281,200 and $189,200, respectively. The aggregate fees billed by Ernst & Young LLP for professional services rendered for tax advice and tax planning, for the years ended December 31, 2003 and 2002, were $215,050 and $140,300, respectively. The services performed by Ernst & Young LLP in connection with these advisory and planning fees consisted of the following: tax audits and consultation regarding various tax issues.

         All Other Fees. There were no fees for products and services by Ernst & Young LLP, other than the services described in the paragraphs captioned "Audit Fees", "Audit-Related Fees", and "Tax Fees" above for the years ended December 31, 2003 and 2002.

         The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and permissible non-audit services provided by Ernst & Young LLP in 2003. The Audit Committee's pre-approval policy is as follows: Consistent with the Audit Committee's responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Chief Financial Officer and must include a detailed description of the services to be rendered. The Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor. Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence. The Audit Committee has designated the Vice President of Internal Audit to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Vice President of Internal Audit will report to the Audit Committee on a periodic basis on the results of its monitoring. The Vice President of Internal Audit and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Vice President of Internal Audit or any member of management. The Audit Committee will also review the internal auditor's annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor's services. Pursuant to these procedures the Audit Committee approved the foregoing audit and permissible non-audit services provided by Ernst & Young LLP in 2003.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders for its fiscal year ending December 31, 2004 to be held in the year 2005 must submit the proposal in proper form to the Secretary of the Company at its address set forth on the first page of this Proxy Statement (or such other address as then constitutes its executive offices) not later than December 28, 2004 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Such proposals must be presented in a manner consistent with the Company's By-Laws and applicable laws. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company at 501 Airtech Parkway, Plainfield, Indiana 46168. Under the Company's Corporate Governance Principles Nominees for Directors should be sent to the Company's Lead Independent Director at: board.directors@brightpoint.com.

         If a stockholder submits a proposal after the December 28, 2004 deadline but still wishes to present the proposal at the Company's Annual Meeting of Stockholders (but not in the Company's proxy statement) for the fiscal year ending December 31, 2004, the proposal, which must be presented in a manner consistent with the Company's By-Laws and applicable law, must be submitted to the Secretary of the Company in proper form at the address set forth above no later than March 12, 2005.

         The Company did not receive notice of any proposed matter to be submitted by stockholders for a vote at this Annual Meeting and, therefore, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by the Company's Board of Directors and received in respect of this Annual Meeting will be voted in the discretion of the Company's management on such other matter which may properly come before the Annual Meeting. Moreover, if the Company does not receive notice by March 12, 2005 of a proposed matter to be submitted by a stockholder for stockholders vote at the Annual Meeting of Stockholders for the fiscal year ending December 31, 2004, then, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by the Company's Board of Directors in respect of such Annual Meeting may be voted at the discretion of such persons on such matter if it shall properly come before such Annual Meeting.

         The qualities and skills sought in prospective members of the board are determined by the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee requires that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics and diverse experiences, perspectives and skills appropriate for the Company. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the Committee in its discretion, (ii) relevant education or training, (iii) a commitment to business ethics and the "Brightpoint Values", (iv) tenure and breadth of experience in a significant leadership capacity, as well as qualities reflecting a proven record of accomplishment and ability to work with others,
(v) knowledgeable in the Company's industry, (vi) relevant experience and knowledge of corporate governance practices, and (vii) expertise in an area relevant to the Company. Any prospective director nominee must be "independent" under NASDAQ Marketplace Rules and the Company's Corporate Governance Principles. Such persons should not have commitments that would conflict with the time commitments of a Director of the Company. Such persons shall be of high repute and recognized integrity and not have been convicted in a criminal proceeding or be named a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses). Such person shall not have been found in a civil proceeding to have violated any federal or state securities or commodities law, and shall not be subject to any court or regulatory order or decree limiting his or her business activity, including in connection with the purchase or sale of any security or commodity. Such persons shall have other characteristics considered appropriate for membership on the Board of Directors, as determined by the Corporate Governance and Nominating Committee.

         The Corporate Governance and Nominating Committee has complete discretion in considering nominations to the Board. A stockholder who wishes to recommend a qualified candidate to the Company's Board of Director's may write to the Company's Secretary at the address set forth above, stating in detail the qualifications of the person they recommend. Pursuant to our Company's By-laws, all nominations for the 2005 Annual Meeting must be submitted not less than 50 days nor more than 75 days prior to the Annual Meeting.

         With respect to the deadlines discussed above, if the date of the Annual Meeting to be held in 2005 is advanced by more than thirty days or delayed (other than as a result of adjournment) by more than thirty days from the anniversary of the Annual Meeting held in 2004, a stockholder must submit any such proposal to the Company no later than the close of business on the sixtieth day prior to the date of the 2005 Annual Meeting.

                                OTHER INFORMATION

         A copy of the Company's 2003 Annual Report to Stockholders is being furnished herewith to each stockholder of record as of the close of business on April 19, 2004. Copies of the Company's Annual Report on Form 10-K will be provided upon written request to the Company at 501 Airtech Parkway, Plainfield, Indiana 46168, Attention Investor Relations. The Form 10-K also is available on the Company's website at www.brightpoint.com.

         The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                            By order of the Board of Directors,

                                            /s/ Steven E. Fivel
                                            Steven E. Fivel
                                            Secretary

April __, 2004

                                   APPENDIX A

                                BRIGHTPOINT, INC.
                         CORPORATE GOVERNANCE PRINCIPLES

         The Board of Directors ("Board") of Brightpoint, Inc. ("Company" or "Brightpoint") believes that effective corporate governance is built on adherence to a number of "best practices." These practices are consistent with the Board's responsibilities to effectively oversee the Company's strategy, evaluate and compensate Company executives, and plan for management succession. Most importantly, these practices are believed to strengthen the Company and protect shareholders' interests. As such, the Board has developed and follows a program of corporate governance that includes the following elements:

     -   Board Independence

              - The Board shall be comprised of a majority of independent directors. Director independence, at a minimum, is consistent with applicable rules and regulations for Nasdaq-traded issuers. The Board believes that independence is best achieved when independent directors, their family members, or their primary employers receive no consulting, legal, or other fees from Brightpoint other than in their service as Board members.

                       - An Independent Director is specifically defined as a director who:

                                -   Is not an affiliate of the Company, the
                                    Company's affiliates, any member of the
                                    Company's senior management, or the
                                    Company's suppliers or customers;

                                - Has not been employed by the Company or its affiliates within the past five years;

                                - Has no personal services contract, such as a consulting or advising relationship, with the Company, its affiliates, or the Company's executives;

                                -   Has no business relationship with the
                                    Company or its affiliates (other than in his or her service as a Board member) that requires Brightpoint to make disclosure under Nasdaq or Securities and Exchange Commission rules and regulations;

                                -   Is not affiliated with a not-for-profit
                                    organization that receives substantial
                                    contributions from the Company or its
                                    affiliates, as specified by Nasdaq rules or regulations;

                                - Is not employed by an organization at which an executive of Brightpoint serves as a Board member;

                                - Is not a family member of any individuals with the aforementioned relationships;

                                - Has not been affiliated with or employed by a present or former auditor of the Company or its affiliates until five years after the end of either the affiliation or auditing relationship.

              - The Board is committed to Board Committee independence. Each Board Committee will be chaired by an Independent Director of the Board. Committee chairs, their family members, or their primary employers shall receive no consulting, legal, or other fees from Brightpoint other than in their service as Board members. In compliance with Sarbanes-Oxley and Nasdaq rules and regulations, the Audit Committee is comprised of three

                  Independent Directors. In addition, the Audit Committee chair shall be deemed a "financial expert", as specified by Nasdaq rules and Section 407(b) of the Sarbanes-Oxley Act of 2002 and any rules implemented by the Securities and Exchange Commission. Committee chairs and members serve one year renewable terms. Any director that is no longer considered an Independent Director will be required to resign from any Committee on which he or she serves.

              - The Board presently believes that it is in the best interests of the Company for the positions of Chief Executive Officer and Board Chairperson to be combined, as this structure provides for unified vision and leadership within the Company. This combined leadership structure will be periodically evaluated. Should the Board determine that such separation is appropriate, these positions will be formally separated. The CEO/Chairperson serves a critical role in establishing and maintaining effective communications with the Company's shareholders, customers, suppliers, employees, creditors, communities, governments, and other stakeholders. Communications between the Company and stakeholders will be primarily through the CEO/Chairperson of the Board.

              - When the Chief Executive Officer and Board Chairperson positions are combined, the Board will maintain a Lead Independent Director. This director will be selected by the Independent Directors of the Board from among the Independent Directors of the Board. The Lead Independent Director serves as an important liaison between the Board and Management. A key role of the Lead Independent Director is to work closely with the Corporate Secretary so that Board members receive meeting agendas and related materials with sufficient time to effectively prepare for discussion at Board and/or Committee meetings. The Lead Independent Director is also responsible for scheduling meetings whereby the Independent Directors meet in executive session. Executive sessions include only Independent Directors, with guests invited at the discretion of the Independent Directors. Management Board members and other Management representatives will not, as a rule, be present in these sessions. The Lead Independent Director sets the executive session meeting agendas and presides over these meetings. The Lead Independent Director also serves a central role as liaison between the Board and external advisors retained by the Board. The Lead Independent Director serves for a one year renewable term. The Lead Independent Director is evaluated by the full Board on an annual basis.

              - As a matter of policy, and to ensure Board independence, Independent Directors or directors who are not employed by the Company or its affiliates, their family members, and their primary employers will refrain from conducting any business with the Company outside of directors' service as Board members. This is consistent with the definition of an Independent Director contained herein. Board member independence will be assessed and affirmed annually. Consideration will be given to replacing non-management directors no longer considered independent.

     -   Board Budget

              - In recognition of the Board's commitment to maintaining independence, the Board maintains an operating budget separate from Company funds. These funds are provided by the Company. This enables the Board to engage in activities such as determining Director compensation and hiring external experts such as the external auditors and compensation consultants without having to request such operating funds from Management. The Board's budget is overseen by the Lead Independent Director and Audit Committee Chairperson.

     -   Committee Charter

              - The Board will maintain and make publicly available Board Committee Charters for the three standing Board committees. These Charters, the Company's Corporate Governance Guidelines, and the Company's Code of Business Conduct and Ethics, which may be modified as appropriate, are made available to the public via the Company's website (www.brightpoint.com).

     -   Board Size

              - The Board shall be comprised of between eight to 12 members. Board size will be a function of the current needs of the Company and the ability to effectively staff standing Board committees. Board size will be, in part, a function of a purposeful desire to enhance Board member diversity. Diversity is accomplished through the inclusion of directors with varying background characteristics and knowledge bases. Directors are selected for their ability to provide unique diverse perspectives and skills in their service as Board members. Directors are re-evaluated as to their ability to meet Board member diversity goals and effectively contribute to the Board in the event their primary occupation or employment status changes during their term. Consideration will be given to replacing directors not fulfilling these goals due to their occupational or employment status change.

     -   Director Compensation

              - The Board believes that it is important to rely on director compensation practices that promote director independence. Directors' compensation is therefore in the form of a Board retainer. No special fees are granted for Board or Committee meeting attendance. The Lead Independent Director, Board Committee chairs, and Audit Committee members receive additional compensation in recognition of their additional service responsibilities. The Board also believes that its Independent Directors should make a meaningful investment in Company stock. Consistent with this guideline, 30 percent of an Independent Director's annual compensation will be, subject to receipt of necessary approvals, in the form of restricted stock grants until the fair market value of the Director's stock holdings in the Company reach a level two times that of the Director's annual Board retainer. Once a Director's stock holdings reach this level, the Director generally may elect to receive the annual retainer in the form of cash or a combination of cash and restricted stock grants. Directors may also choose to have the annual Board retainer paid entirely in restricted shares. Unless the fair market value of the shares of Common Stock held by a Director reaches a level of two times that of the annual Board retainer the Director may not sell any restricted shares issued as part of the Director's annual Board compensation until six months after the Director's retirement/resignation from the Board. Once a Director's stock holdings reach the two times annual retainer level (which holdings shall be measured in December of each year) all restricted shares previously issued to the Director as part of the Director's annual Board retainer and all restricted shares to be issued to the Director in the ensuing year may be sold in the ensuing year without the need to comply with the restrictions set forth above. Any director stock transactions will be posted on the Company's website (www.brightpoint.com).

     -   Board Meetings and Attendance

              - The Board is committed to open communication among Board members and between the Board and Management. Consistent with this, the Board and Board Committees shall meet on a quarterly basis. Board meeting dates are established on an annual basis and approved by Board vote. Additional Board and/or Committee meetings are scheduled on an "as needed" basis. The Board believes that it is important for directors to participate in scheduled Board and/or Committee meetings. Directors who participate in less than 75 percent of scheduled Board and Committee meetings are subject to being terminated as a Board member or not receiving re-nomination to the Board.

     -   Director Access to Management

              - Consistent with the need for open communication channels between the Board and Management, non-management directors have direct access to Company Management outside of formal Board and/or Committee meetings.

     -   Board Education and Evaluation

              - The Board is committed to ensuring that directors receive ongoing educational opportunities that enhance their abilities to effectively serve the Company. To this end, the Board engages in continuing education experiences. Each director is required to attend one director training seminar per calendar year. Also, the Board as a whole engages in a joint professional development experience each year. Additionally, new Board members are provided with a comprehensive manual that assists in their orientation to the Board and the Company. The Board is also committed to evaluating the overall effectiveness of the Board and individual directors. Board and Board Committee evaluation occurs annually. Directors are formally evaluated at the conclusion of their Board term and prior to their consideration for re-nomination to the Board.

                                   APPENDIX B

                                BRIGHTPOINT, INC.
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

This charter, which has been adopted by the board of directors of Brightpoint, Inc. ("Company") governs the operations of the Audit Committee of the Board of Directors of the Company ("Committee"). The Committee shall review and reassess the adequacy of the charter at least annually and obtain the approval of the board of directors of the Company for any changes in the charter recommended by the Committee. The Committee shall be members of, and appointed by, the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company ("Independent Directors"). Members of the Committee shall be considered Independent Directors as long as they are in compliance with the definition of Independent Directors as defined and set forth in the Company's Corporate Governance Principles. All Committee members shall be financially literate, and, at least one member shall be a "financial expert," as defined by SEC regulations.

PURPOSE

The Audit Committee shall provide assistance to the board of directors in fulfilling the board's oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to:

- the integrity of the Company's financial statements and the related public reports, disclosures and regulatory filings in which they appear ;

- the systems of internal control over financial reporting, operations, and legal/regulatory compliance;

- the performance, qualifications and independence of the Company's independent accountants;

- the performance, qualifications and independence of the Company's internal audit function, and;

- compliance with the Company's ethics policies and applicable legal and regulatory requirements.

In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent accountants, the internal auditors, and management of the Company.

AUTHORITY

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage and determine the compensation of independent counsel and other advisers as it determines necessary to carry out its duties.

ADMINISTRATION

The Committee will meet at least four times each year, one of which shall be an annual meeting with authority to convene additional meetings, as circumstance require.

The Committee shall fix its own rules of procedure, which shall be consistent with the by-laws of the Company and this charter.

Unless a chair is elected by the board of directors, the members of the Committee may designate a chair by majority vote of the full Committee.

The chair of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

A majority of the Committee shall constitute a quorum.

The Committee may form subcommittees for any purposes that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate.

Following each of its meetings, the Committee shall deliver a report on the meeting, in the form of minutes or otherwise, to the board of directors, including a description of all actions taken by the Committee at the meeting.

Members of the Committee shall serve until their resignation, retirement or removal by the board of directors or until their successors shall be appointed and qualify. No member of the Committee shall be removed unless by a majority vote of the full board of directors.

A member of the Committee shall promptly notify the chair of the Committee and the board of directors if the member is no longer an Independent Director. The chair of the Committee shall promptly notify the full board of directors if the chair is no longer an Independent Director.

All Committee members are expected to attend each meeting, in person or via tele- or video conference. The Committee may invite members of management, counsel, auditors or others to attend meetings and provide pertinent information, as necessary. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes of each meeting will be prepared.

DUTIES AND RESPONSIBILITIES

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent accountants are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

In carrying out their responsibilities, the policies and procedures of the Committee shall remain flexible, in order to best react to changing conditions and circumstances. The following sections of this charter set forth the principal duties and responsibilities of the Audit Committee, as a guide, with the understanding that the Committee may supplement them as appropriate.

Relationship with the Independent Accountants

The independent accountants shall report directly to the Committee.

- The Committee shall be directly responsible for the appointment and termination (subject to shareholder ratification, if applicable or required as determined by the full board of directors), compensation, and oversight of the work of the independent accountants, including pre-approval of all audit services provided by the independent accountants and resolution of any disagreements between management and the independent accountants regarding financial reporting.

- At least annually, the Committee shall obtain and review a report by the independent accountants describing:

     -   The accounting firm's internal quality control procedures.

     - Any material issues raised by the most recent internal quality control review, or peer review, of the accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

     - All relationships between the independent accountant and the Company (to assess the auditor's independence).

- The Committee shall set clear hiring policies for employees or former employees of the independent accountants that comply with SEC regulations and applicable regulations on any stock exchange or quotation medium where the Company's securities are listed for trading.

Accounting Matters and Financial & Regulatory Reporting

- The Committee shall receive regular reports from the independent accountant on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

- Prior to their release, the Committee shall review and discuss with management and the Company's Disclosure Committee, if then in existence, earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The chair of the Committee may represent the entire Committee for purpose of this review.

- The Committee shall review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent accountants prior to the filing of the Company's Quarterly Report on Form 10-Q. The Committee shall also discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent accountants under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

- The Committee shall review with management and the independent accountants the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality of accounting principles, the reasonableness of significant judgments, and the clarity and completeness of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent accountants under generally accepted auditing standards.

- The Committee shall prepare its report to be included in the Company's annual proxy statement, as required by SEC regulations.

Non-Audit Services Provided by the Independent Accountant

- The Committee shall pre-approve all non-audit services provided by the independent accountants and shall not engage the independent accountants to perform the specific non-audit services prohibited by law or regulation.

- The Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

Internal Audit

- The Internal Audit Director shall report to the Committee. The Committee may delegate certain administrative responsibilities in connection with the oversight of the Internal Audit Director to the Chief Financial Officer of the Company or such other officer of the Company, from time to time. The Committee shall review and approve the appointment, replacement or dismissal of the Internal Audit Director.

- The Committee shall review with management and the Internal Audit Director, the internal audit charter, plans, activities, staffing and organizational structure of the internal audit function and shall approve the annual internal audit plan and approval of the budget with respect thereto.

- The Committee shall review the effectiveness of the internal audit function, including compliance with the Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

Adequacy of Audit Scopes and Resources

- The Committee shall discuss with the internal auditors and the independent accountants the overall scope and plans for their respective audits, including the adequacy of staffing and resources.

Internal Controls

- The Committee shall discuss with management, the internal auditors, and the independent accountants the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., Company's Code of Conduct).

- The Committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent accountants' report on management's assertion.

Private & Executive Sessions

- The Committee shall meet separately and periodically with management, the internal auditors, and the independent accountants to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the internal auditors and the independent accountants to meet privately with the members of the Committee. The Committee shall review with the internal auditors and the independent accountants any audit problems or difficulties and management's response.

Other Matters

- The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

- The Committee shall receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

-    The Committee shall institute and oversee special investigations as needed.

- The Committee shall perform an evaluation of the Committee's and individual members' performance at least annually to determine whether it is functioning effectively.

- The Committee shall perform any other activities related to this charter as may be requested by the board of directors or as the Committee determines is necessary to carry out its duties and responsibilities.

                                   APPENDIX C

                                BRIGHTPOINT, INC.
                              AMENDED AND RESTATED
                  INDEPENDENT DIRECTOR STOCK COMPENSATION PLAN

1.       Purpose.

         The Amended and Restated Independent Director Stock Compensation (the "Plan") is established to attract, retain and compensate for service highly qualified individuals who qualify as independent directors of Brightpoint, Inc. (the "Company") under the Company's Corporate Governance Principles ("CGP"), as may be amended from time to time ("Independent Directors"), and to strengthen the commonality of interest between Independent Directors and stockholders of the Company through the Independent Directors' ownership in the Company's common stock, $.01 par value (the "Common Stock").

2.       Eligibility.

         All members of the Company's Board of Directors who qualify as Independent Directors under the CGP shall participate in the Plan, provided, however, that in no event shall a member of the Company's Board of Directors be eligible to participate in the Plan if he or she is employed by the Company or any of its subsidiaries.

3.       Scope and Duration.

         A maximum of 900,000 shares of Common Stock may be issued under the Plan, which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Company. As provided in Section 9 of the Plan, the Plan shall become effective on the date that the Plan is approved by the Company's stockholders.

4.       Awards of Common Stock; Restrictions on Resale of Common Stock.

         (a) Initial Awards. Persons who are elected or appointed as Independent Directors and who did not previously receive options under the Company's Non-Employee Director Stock Option Plan shall automatically receive, on the date such person is first elected or appointed to the Board of Directors of the Company (or on such other date as determined by the Board of Directors for those Independent Directors first elected or appointed on or after January 1, 2003 but prior to June 5, 2004), an award of shares of Common Stock in an amount determined by the Company's Board of Directors at or prior to the commencement of such director's term of office with the Company (or such other date as determined by the Board of Directors for those Independent Directors first elected or appointed on or after January 1, 2003 but prior to June 5,
2004). Such award shall not exceed 2,000 shares (or such greater or lesser number of shares resulting from any anti-dilution adjustment pursuant to Section 6 of the Plan). Shares awarded under this Section 4(a) shall vest as follows:
50% on the first anniversary of the date of award and 50% on the second anniversary of the date of award; provided, however, that if an individual ceases to serve as an Independent Director for any reason prior to the second anniversary of an award under this Section 4(a), the Board of Directors, in its discretion, can accelerate the vesting of any unvested shares awarded under this
Section 4(a) to enable such individual to receive, in addition to any shares that had already vested, the number of shares that he or she would have received if he or she had served for the entire year in which his or her service terminated. Unless receipt of these shares is deferred pursuant to an election made by the Independent Director pursuant to the provisions of Section 4(j) of the Plan, the vested shares for any given year shall be issued to the Independent Director promptly after the date such shares have vested. No shares granted under this Section 4(a) or any interest therein may be sold or otherwise transferred by the Independent Director prior to the third anniversary of the date of award of such shares. Awards of shares of Common Stock granted under this Section 4(a) and Section 4(b) of the Plan are collectively referred to as ("Automatic Awards").

         (b) Annual Awards. Each individual serving in any calendar year as an Independent Director of the Company shall automatically receive, on (i) January 1 of such calendar year; or (ii) the date on which the Independent Director commences service as an Independent Director, for such service in the calendar year an award of shares of Common Stock in an amount determined by the Company's Board of Directors prior to the commencement of the calendar year except that grants for the calendar year 2004 may be determined by the Board of Directors at any time prior to stockholder approval of the amended Plan. Such amount shall not exceed 2,000 shares (or such greater or lesser number of shares resulting from any anti-dilution adjustment pursuant to Section 6 of the Plan); provided, that with respect to an Independent Director who only served as such for a part of a calendar year, the number of shares granted under this Section 4(b) for such calendar year shall not exceed 2,000 shares (or such greater or lesser number of shares resulting from any anti-dilution adjustment pursuant to
Section 6 of the Plan) multiplied by a fraction, the numerator of which is the actual number of calendar days in which the Independent Director served in that year and the denominator of which is 365. Shares awarded under this Section 4(b) shall vest as follows: 50% on the first anniversary of the date of award and 50% on the second anniversary of the date of award; provided, however, that if an individual ceases to serve as an Independent Director for any reason prior to the second anniversary of an award under this Section 4(b), the Board of Directors, in its discretion, can accelerate the vesting of any unvested shares awarded under this Section 4(b) to enable such individual to receive, in addition to any shares that had already vested, the number of shares that he or she would have received if he or she had served for the entire year in which his or her service terminated. Unless receipt of these shares is deferred pursuant to an election made by the Independent Director pursuant to the provisions of
Section 4(j) of the Plan, the vested shares for any given year shall be issued to the Independent Director promptly after the date such shares have vested. No shares granted under this Section 4(b) may be sold or otherwise transferred by the Independent Director prior to the third anniversary of the date of award of such shares.

         (c)      Elective Awards. Awards of Common Stock made under this
Section 4(c) ("Elective Awards") shall be consistent with the director compensation provisions set forth in the CGP. As set forth in the CGP, 30% (or such other percentage as may be set forth in an amendment to the CGP subsequent to the effective date of the Plan) of the annual cash compensation to be paid by the Company to an Independent Director for Board services rendered by the Independent Director ("Board Compensation") shall be paid through the issuance of shares of Common Stock pursuant to the Plan (the "Required Share Condition"). Automatic Awards and Elective Awards granted under the Plan in any given year, regardless of whether or not vested, shall be included in the calculation of determining whether an Independent Director has satisfied the Required Share Condition. For purposes of the Plan, Board Compensation shall not include amounts paid to an Independent Director for (i) services as a member of a Committee of the Board or (ii) travel and other expenses incurred by or on behalf of an Independent Director for attending Board or Board Committee meetings. Notwithstanding the foregoing, if the Fair Market Value (as defined below) of the shares of Common Stock issued to an Independent Director under the Plan, regardless of whether or not vested, or owned by the Independent Director as of December 15 of any given year (which ownership shall consist of shares owned directly or indirectly (e.g., in a controlled entity or a pension plan) but shall not include shares underlying derivative securities such as options or warrants but which shall take into account Automatic or Elective Awards made on or about December 15 of that year as provided in Section 4(e) of the Plan, even if the certificates for the shares have not yet been issued), is equal to or in excess of 200% of the annual Board Compensation to be received by the Independent Director for the immediately succeeding year (the "Threshold Amount") then in lieu of receiving the shares subject to the Required Share Condition the Independent Director may elect to receive all or a portion of the Board Compensation for the immediately succeeding year that would otherwise be payable in shares of Common Stock in cash or a combination of cash and Common Stock to be awarded under the Plan. In addition, any Independent Director may, for any succeeding year elect to receive all or a portion of his or her Board Compensation, that would otherwise be payable in cash, in the form of Common Stock awarded under the Plan. Any such election(s) must be received by the Company on or before December 31, and, once made, an election shall govern the form of compensation to be received by the Independent Director for such succeeding year. All elections must be made in 10% increments.

         (d) Grant of Elective Awards. Each Elective Award shall be payable in arrears for Board services rendered by the Independent Director in the six month period immediately preceding the date of the Award (the "Service Period"). The number of shares of Common Stock subject to an Elective Award and the payment dates of the Elective Award shall be determined as provided below.

         (e) Payment of Elective Awards. On the 15th day of June and December in each year (or the immediately preceding business day if June 15 or December 15 is not a business day) (each, an "Elective Award Date"), each Independent Director who served as an Independent Director at any time during the applicable Service Period shall, except as provided in Section 4(f) of the Plan, automatically be awarded that number of shares of Common Stock determined by dividing (i) the amount of Board Compensation that the Independent Director was entitled to receive for services rendered by the Independent Director during the applicable Service Period as determined in Section 4(d) of the Plan, by (ii) the average of the Fair Market Value of the Common Stock for the five trading days ending on the third business day immediately preceding the applicable Elective Award Date. Certificates evidencing the shares of Common Stock constituting Awards shall be registered in the respective names of the participants in the Plan and shall be issued to each participant promptly after an Elective Award Date but, in any event, no later than twenty (20) business days after an Elective Award Date. With respect to an Independent Director who only served as such for a portion of a Service Period the Independent Director shall be entitled to receive that percentage of an Elective Award determined by multiplying (x) the number of shares of Common Stock that the Independent Director would have received if he or she had served for the entire Service Period by (y) a fraction, the numerator of which is the actual number of days during the applicable Service Period in which the Independent Director served and the denominator of which is the total number of days in the applicable Service Period.

         (f) Cash Election. Notwithstanding the provisions set forth in Sections 4(c) and 4(e) of the Plan, no Elective Award shall be granted to an Independent Director who (i) is not subject to the Required Share Condition because the value of the Common Stock issued to such Independent Director under the Plan or owned by the Independent Director as of December 15 of any given year is equal to or in excess of the Threshold Amount for such year, and who has elected to receive his or her Board Compensation in the form of cash in lieu of Common Stock for the Service Period covered by the Elective Award and (ii) provides written notification of the election by the time specified in Section 4(c) of the Plan, addressed to the General Counsel of the Company at the Company's then principal executive offices (currently located at 501 Airtech Parkway, Plainfield, IN 46168), that he or she wishes to receive a cash payment equal to the portion of the director compensation that would otherwise be payable in Common Stock.

         (g) Restrictions on Sale and Transfer of Elective Awards. Shares of Common Stock issued as Elective Awards may not be sold or transferred by an Independent Director until the Fair Market Value of his or her share holdings have reached the Threshold Amount which determination shall be made on December 15 of each year. Once an Independent Director has reached the Threshold Amount in any given year he or she shall thereafter not be subject to any restrictions under the Plan from selling, during the immediately succeeding year, any shares of Common Stock that have been received by the Independent Director as Elective Awards under the Plan at any time prior to the end of such immediately succeeding year. If the Fair Market Value of the Independent Director's share holdings do not reach the Threshold Amount then the shares of Common Stock that are issued under the Plan as Elective Awards may not be sold until six months (or such other period as specified in the CGP) after the Independent Director ceases to be a director of the Company.

         (h) Restrictive Legends. If applicable, the certificates representing the shares of Common Stock issued under the Plan shall also contain a legend with respect to any restrictions on transfer of the shares set forth in the Plan, and stop transfer orders shall be placed with the transfer agent for the Common Stock with respect to such restrictions.

         (i) No Fractional Shares. No fractional share of Common Stock shall be issued under the Plan and any fractional share shall be rounded up to the next nearest number of whole shares. All determinations to be made by the Company hereunder shall be made by the Board of Directors.

         (j) Deferral of Board Compensation and Awards. Notwithstanding anything in the Plan to the contrary, an Independent Director may, by completing an Election Form and delivering it to the General Counsel of the Company on or before December 15 of any year, elect (the "Elective Deferral") to defer the receipt of any portion or all of the (i) Board Compensation; (ii) Automatic Awards; or (iii) Elective Awards (in each case whether in cash or stock) to be received by the Independent Director in the immediately succeeding year ("Deferred Compensation"), on such terms as the Company's Board of Directors may permit.

         An Elective Deferral shall be irrevocable, except that the Board of Directors of the Company, in its sole discretion, may allow an Independent Director to change or revoke such Elective Deferral.

         The Company shall establish an account for each Independent Director who makes an Elective Deferral reflecting Elective Deferrals made for such director's benefit together with any additions to reflect any dividends paid upon any shares of Common stock that have been deferred pursuant to an Elective Deferral (the "Deferred Shares"). The Company shall establish sub-accounts for each Independent Director who has more than one Elective Deferral in effect under the Plan and such other sub-accounts as are necessary for the proper administration of the Plan. As of December 15 of each year, the Company shall provide the Independent Director with a statement of his or her account reflecting the number of Deferred Shares or other Deferred Compensation, and any dividends on the Deferred Shares credited thereto and distributions from such account since the prior statement.

         An Independent Director who makes an Elective Deferral shall be immediately vested in and shall have a nonforfeitable right to, all Deferred Compensation and all dividends, if any, on any Deferred Shares credited to his or her account. In the event of the Company's insolvency, the Independent Director shall have the same rights as a general creditor of the Company with respect to his or her account balance.

         An Independent Director who makes an Elective Deferral shall designate (on the Election Form used to make Elective Deferrals under the Plan) the date(s) at which the Deferred Compensation and any dividends credited to his or her account will be distributed to him or her, or his or her designated beneficiary (in the event of death before full distribution), or estate if no such beneficiary, or legal representative in the event of incompetence before full distribution. The number of shares of Common Stock, if any, which are attributable to dividends and credited to his or her account shall be based on the per share Fair Market Value on the date of such dividend. Distributions shall be made in cash and/or Common Stock in the proportions deferred.

         Deferred Shares and shares attributable to dividends on any Deferred Shares shall be subject to adjustment as set forth in Section 6 of the Plan.

         Each such election regarding the date(s) for payments shall be irrevocable, except that the Board of Directors of the Company, in its sole discretion, may allow the Participant to change or revoke such election.

5.       Administration and Amendment of the Plan.

         Although to the extent possible, the Plan is intended to be self-executing, the Plan shall be administered, to the extent necessary, by the Board of Directors of the Company. The Plan may be terminated or amended by the Board of Directors, as they deem advisable. No amendment to the Plan may be made without stockholder approval which would (i) increase the number of shares of Common Stock available for issuance under the Plan, other than as a result of the application of the anti-dilution adjustments as provided for in Section 6 of the Plan, (ii) cause the Plan to fail to comply with Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule or (iii) cause the Plan to fail to comply with any applicable rule of either a principal securities exchange or national securities association on which the Company's common stock is listed for trading.

6.       Anti-Dilution Adjustments.

         Notwithstanding any other provision of the Plan, the Board of Directors of the Company may, at any time, make or provide for such adjustments to the Plan, to the number and class of shares issuable thereunder or to any outstanding Award as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. Any such determination by the Board of Directors shall be conclusive. Any fractional shares resulting from such adjustments shall be eliminated.

7.       Compliance with SEC and Other Regulations.

         It is the Company's intent that the Plan comply in all respects with Rule 16b-3 of the Securities Exchange Act of 1934 and any regulations promulgated thereunder. If any provision of the Plan is later found not to be in compliance with said rule or any successor rule, the provisions shall be deemed null and void.

         Neither the Plan nor the Company shall be obligated to issue any shares of Common Stock pursuant to the Plan at any time unless and until all applicable requirements imposed by any federal and state securities and other laws, rules and regulations, by any regulatory agencies or by any stock exchanges or quotation medium upon which the Common Stock may be listed or traded have been fully met. As a condition precedent to any issuance of shares of Common Stock and delivery of certificates evidencing such shares pursuant to the Plan, the Board may require a participant in the Plan to take any such action and to make any such covenants, agreements and representations as the Board, in its sole discretion deems necessary or advisable to ensure compliance with such requirements. The Company shall in no event be obligated to register the shares of Common Stock deliverable under the Plan pursuant to the Securities Act of 1933, or to qualify or register such shares under any securities laws of any state upon their issuance under the Plan or at any time thereafter, or to take any other action in order to cause the issuance and delivery of such shares under the Plan or any subsequent offer, sale or other transfer of such shares to comply with any such law, regulation or requirement. Participants in the Plan are responsible for complying with all applicable federal and state securities and other laws, rules and regulations in connection with any offer, sale or other transfer of the shares of Common Stock issued under the Plan or any interest therein including, without limitation, compliance with the registration requirements of the Securities Act of 1933 (unless an exemption therefrom is available), or with the provisions of Rule 144 promulgated thereunder, if applicable, or any successor provisions.

8.       Miscellaneous.

         (a) Nothing in the Plan or any action taken pursuant to the Plan shall be construed as creating or constituting evidence of any agreement or understanding, express or implied, that the Company will retain an Independent Director who participates in the Plan as a director or in any other capacity for any period of time or at a particular retainer or other rate of compensation, as conferring upon any participant any legal or other right to continue as a director or in any other capacity, or as limiting, interfering with or otherwise affecting the right of the Company to terminate a participant in his or her capacity as a director or otherwise at any time for any reason, with or without cause, and without regard to the effect that such termination might have upon him or her as a participant under the Plan.

         (b) As said term is used in the Plan, the "Fair Market Value" of a share of Common Stock on any day means: (i) if the principal market for the Common Stock is a national securities exchange or the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), the closing sales price of the Common Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (ii) if the principal market for the Common Stock is not a national securities exchange or NASDAQ the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (i) and (ii) of this
Section 8(b) are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Board of Directors whose determination shall be conclusive as to the Fair Market Value of the Common Stock.

         (c) No participant in the Plan shall have the right to assign the right to receive any Award or any other right or interest under the Plan, contingent or otherwise (except that upon the death of a participant in the Plan any Award accrued but not paid shall be paid to the participant's designated beneficiary or if none, to the executor, executrix or administrator of the estate of the participant), or to cause or permit any encumbrance, pledge or charge of any nature to be imposed on any such Award (prior to the issuance of stock certificates evidencing such Award) or any such right or interest.

         (d) In the event that any provision of the Plan is held invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of the Plan.

         (e) To the extent not preempted by Federal law, the Plan shall be governed by the laws of the State of Indiana.

9.       Effective Date.

         The Plan shall become effective on the first business day following approval of the Plan by the stockholders of the Company and shall terminate ten years from such date. No Award shall be made prior to stockholder approval of the Plan or prior to the effective date of a Registration Statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission to register the shares of Common Stock that may be issued under the Plan.

                                   APPENDIX D

                                BRIGHTPOINT, INC.
                          2004 LONG-TERM INCENTIVE PLAN

SECTION 1: PURPOSE.

         The purpose of the Brightpoint, Inc. 2004 Long-Term Incentive Plan is to enable Brightpoint, Inc. to offer to those of its employees and to the employees of its Subsidiaries and directors, consultants and other persons who are expected to contribute to the success of the Company and its Subsidiaries Awards under the Plan, thereby enhancing the Company's ability to attract, retain and reward such key employees or other persons, and to increase the interest of those employees or other persons in the welfare of the Company and its Subsidiaries.

SECTION 2: DEFINITIONS.

         For purposes of the Plan, unless the context requires otherwise, the following terms shall be defined as set forth below:

         (a) "Award" means an award granted under the Plan in one of the forms provided in Section 3.

         (b) "Beneficiary" as applied to a participant in the Plan, means a person or entity (including a trust or the estate of the participant) designated in writing by the participant on such forms as the Committee may prescribe to receive benefits under the Plan in the event of the death of the participant; provided, however, that if, at the death of a participant, there shall not be any living person or entity in existence so designated, the term "beneficiary" shall mean the legal representative of the participant's estate.

         (c)      "Board" means the Board of Directors of the Company.

         (d)      "Cash Award" means an Award granted pursuant to Section 11.

         (e)      "Cause" has the meaning ascribed thereto in Section 6(b)(ix).

         (f)      "Change of Control" has the meaning ascribed thereto in
Section 12.

         (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (h) "Committee" means the Compensation and Human Resources Committee of the Board or any other committee of the Board which the Board may designate, consisting of two or more members of the Board each of whom shall meet the definition of an "independent director" under the listing rules of any securities exchange or national securities association on which the Stock is listed for trading and the requirements set forth in any other law, rule or regulation applicable to the Plan hereinafter enacted, provided, however, that
(i) with respect to any Award that is intended to satisfy the requirements of Rule 16b-3, such Award shall be granted and administered by a committee of the Board consisting of at least such number of directors as are required from time to time by Rule 16b-3, and each such committee member shall meet such qualifications as are required by Rule 16b-3 and(ii)with respect to any Award that is intended to satisfy the requirements of Section 162(m) of the Code, such Award shall be granted and administered by a committee of the Board consisting of at least such number of directors as are required from time to time by Section 162(m) of the Code, and each such committee member shall meet such qualifications as are required by Section 162(m) of the Code.

         (i) "Company" means Brightpoint, Inc., a corporation organized under the laws of the State of Delaware or any successor entity.

         (j) "Covered Employee" shall mean any employee of the Corporation or any of its Subsidiaries who is deemed to be a "covered employee" within the meaning of Section 162(m) of the Code.

         (k) "Deferred Stock" means Stock to be received, under an Award made pursuant to Section 9, at the end of a specified deferral period.

         (l) "Disability" "Disability" of a participant in the Plan shall mean the permanent and total disability as defined by Section 22(e)(3) of the Code.

         (m) "Early Retirement" means retirement, with the approval of the Committee for purposes of one or more Award(s) hereunder, from active employment with the Company or any Parent or Subsidiary prior to age 65.

         (n)      "Elective Deferral" has the meaning ascribed thereto in
Section 18.

         (o) "Employee" means any common law employee of the Company, any Parent or any Subsidiary (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code), including any employee who is also a director and/or officer of such.

         (p) "Exchange Act" means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

         (q) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the principal market for the Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ), the closing sales price of the Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (ii) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on NASDAQ, the mean between the highest bid and lowest asked prices for the Stock on such day as reported by NASDAQ or the National Quotation Bureau, Inc.; provided that if clauses (i) and (ii) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Stock shall be determined in good faith by the Board or the Committee, as the case may be, which determination shall be conclusive as to the Fair Market Value of the Stock. In no event shall "Fair Market Value" be less than the par value of the Stock.

         (r) "Non-Qualified Stock Option" means any Stock Option that is not an incentive stock option within the meaning of Section 422 of the Code.

         (s) "Normal Retirement" means retirement from active employment with the Company or any Parent or Subsidiary on or after age 65.

         (t) "Other Stock-Based Award" means an award under Section 10 that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

         (u) "Parent" means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

         (v) "Performance Cycle" means the period of time established by the Committee within which the Performance Goals are required to be attained or satisfied.

         (w) "Performance Goals" means the performance goals established by the Committee with respect to the Company or any Subsidiary, in the Committee's sole discretion in writing, based upon any one or any combination of the following business criteria or such other business criteria as the Committee shall determine: (i) return on equity, (ii) operating income, (iii) earnings and
(iv) return on invested capital.

         (x) "Performance Unit" means a contingent right granted pursuant to Section 7 to receive an award, payable either in cash and/or in Stock, if the Performance Goals established by the Committee are attained.

         (y) "Plan" means this Brightpoint, Inc. 2004 Long-Term Incentive Plan, as hereinafter amended from time to time.

         (z) "Restricted Stock" means Stock, received under an award made pursuant to Section 8, that is subject to restrictions under said Section 8.

         (aa) "Restricted Stock Agreement" shall have the meaning set forth in Section 8(b)(iv).

         (bb)     "Retirement" means Normal Retirement or Early Retirement.

         (cc) "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time.

         (dd) "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

         (ee) "Stock" means the common stock of the Company, par value $.01 per share, which the Company is currently authorized to issue or may in the future be authorized to issue or, in the event that the outstanding shares of such common stock are hereinafter converted into or exchanged for shares of a different stock or security of the Company or another corporation pursuant to the terms of this Plan, such other stock or security.

         (ff) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

         (gg) "Stock Option Agreement" has the meaning set forth in Section 6(b)(xi).

         (hh) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or any successor thereto.

         (ii) "Termination of Service" occurs when a participant of the Plan who is an Employee shall cease to serve as an Employee for any reason; or, when a participant in the Plan who is a non-employee director shall cease to serve as a director of the Company, any Parent and any Subsidiary for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a "Termination of Service" shall not be deemed to have occurred when a participant in the Plan changes his or her status as an Employee or non-employee director so long as after such change in status, the participant is either an employee or non-employee director.

SECTION 3: ADMINISTRATION; TYPES OF AWARDS; DELEGATION OF AUTHORITY BY THE COMMITTEE.

         The Plan shall be administered by the Committee.

         The Committee shall have the authority to grant, pursuant to the terms of the Plan, to officers and other key employees or other persons eligible under
Section 5 the following type of Awards: (a) Stock Options, in accordance with
Section 6, (b) Performance Units in accordance with Section 7, (c) Restricted Stock, in accordance with Section 8, (d) Deferred Stock, in accordance with
Section 9, (e) Other Stock-Based Awards, in accordance with Section 10 and/or
(f) Cash Awards in accordance with Section 11.

         For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

                  (i) to select the officers, other employees of the Company or any Parent or Subsidiary and other persons to whom Awards may be from time to time granted hereunder:

                  (ii) to determine the Non-Qualified Stock Options, Performance Units, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards and/or Cash Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible Employees and other persons to whom Awards may be from time to time granted hereunder;

                  (iii) to determine the number of shares of Stock and/or the amount of any cash to be covered by each Award granted hereunder;

                  (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting, acceleration or forfeiture provisions);

                  (v) to determine the terms and conditions under which Awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of this Plan;

                  (vi) to determine the extent and circumstances under which Stock and other amounts payable with respect to an Award hereunder shall be deferred; and

                  (vii) to substitute (A) new Stock Options for previously granted Stock Options, including previously granted Stock Options having less favorable terms, provided, however, that without stockholder approval, no such substitution shall result in the reduction of the exercise price of a previously granted Stock Option, and (B) new awards of any other type for previously granted awards of the same type, including previously granted awards which contain less favorable terms, provided that the exercise price of any new Stock-based Award may not be reduced without stockholder approval.

         Subject to Section 13 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and otherwise to supervise the administration of the Plan.

         Subject to the express provisions of the Plan, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Plan participants.

         Subject to the provisions of the Plan and notwithstanding anything to the contrary above, the Committee may, in its sole discretion, from time to time delegate to the Chief Executive Officer of the Company (the "CEO") the authority, subject to such terms as the Committee shall determine, to determine and designate from time to time the eligible persons to whom Awards may be granted and to perform other specified functions under the Plan; provided, however, that the CEO may not grant any Award to, or perform any function related to an Award to, himself or any individual (i) then subject to Section 16 of the Exchange Act or (ii) who is or, in the determination of the Board or the Committee, may become a Covered Employee, and any such grant or function relating to such individuals shall be performed solely by the Committee to ensure compliance with the applicable requirements of the Exchange Act and the Code or (iii) where the grant or performance of such function by the CEO will cause the Plan not to comply with any applicable regulation of any securities exchange or automated quotation system where the Stock is listed for trading.

         Any such delegation of authority by the Committee shall be by a resolution adopted by the Committee and shall specify all of the terms and conditions of the delegation. The resolution of the Committee granting such authority may authorize the CEO to grant Awards pursuant to the Plan and may set forth the types of Awards that may be granted; provided, however, that the resolution shall (i) specify the maximum number of shares of Stock that may be awarded to any individual Plan participant and to all participants during a specified period of time, (ii) specify the maximum amount of any Cash Award and any conditions, limitations, or restrictions to be imposed on Cash Awards, and
(iii) specify the exercise price (or the method for determining the exercise price) of an Award, the vesting schedule, and any other terms, conditions, or restrictions that may be imposed by the Committee in its sole discretion. The resolution of the Committee shall also require the CEO to provide the Committee, on at least a quarterly basis, a report that identifies the Awards granted and, with respect to each Award: the name of the participant, the date of grant of the Award, the number of shares of Stock subject to discretion as set forth in the resolutions of the Committee granting such authority.

         The Committee may also delegate to other officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan that are not inconsistent with Rule 16b-3 or other rules or regulations applicable to the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

SECTION 4: STOCK SUBJECT TO PLAN.

         The total number of shares of Stock reserved and available for distribution under the Plan shall be 1,500,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         If any shares of Stock that have been optioned cease to be subject to a Stock Option for any reason, or if any shares of Stock that are subject to any Restricted Stock Award, Deferred Stock Award, Performance Unit or Other Stock-Based Award are forfeited or any such Award otherwise terminates without the issuance of such shares, such shares shall again be available for distribution under the Plan.

SECTION 5: ELIGIBILITY.

         Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an Award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary, are eligible to be granted Awards under the Plan. In addition, Awards may be granted under the Plan to any person, including, but not limited to, directors independent agents, consultants and attorneys who the Committee believes has contributed or will contribute to the success of the Company. Eligibility under the Plan shall be determined by the Committee.

SECTION 6: STOCK OPTIONS.

         (a) Grant and Exercise. Stock Options granted under the Plan shall be Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Committee may be, may from time to time approve. The Committee shall have the authority to grant to any optionee Non-Qualified Stock Options, and they may be granted alone or in addition to other Awards granted under the Plan. The grant of an Option shall be deemed to have occurred on the date on which the Committee by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option.

         (b) Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

                  (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee, at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock at the time of grant.

                  (ii) Option Term. The term of each Stock Option shall be fixed by the Committee.

                  (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part.

                  (iv) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Stock Option Agreement, in whole shares of Stock which are already owned by the holder of the Option or, unless otherwise provided in the Stock Option Agreement, partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. In addition, payment may be made by delivery by the holder to the Company of an executed irrevocable option exercise form together with irrevocable instructions from the holder to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Stock purchased upon exercise of the Option with or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of the sale and/or loan proceeds necessary to pay such purchase price, and/or in any other form of valid consideration that is acceptable to the Committee in its sole discretion. Except as otherwise expressly provided in the Plan or the Stock Option Agreement or unless waived by the Committee at or after the time of grant, no Option granted to an Employee may be exercised at any time unless the holder thereof is then an Employee. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Committee has given the representation described in Section 19(a) below.

                  (v) Transferability; Exercisability. Unless otherwise set forth in the Stock Option Agreement (or unless waived by the Committee at or after the time of grant), no Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, and all Options shall be exercisable, during the optionee's lifetime, only by the optionee or his or her guardian or legal representative.

                  (vi) Termination by Reason of Death. If an optionee's Termination of Service occurs by reason of death, any Stock Option held by such optionee may thereafter be exercised by the executor or administrator of the estate of the optionee or the optionee's legal representative, to the extent it was exercisable at the time of the optionee's Termination of Service or on such accelerated basis as the Committee may determine at or after the time of grant. Such Option may be exercised for a period of time as set forth in the Stock Option Agreement or as the Committee may determine (at or after the date of grant (in either case, not to exceed one year from Termination of Service) or as until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (vii) Termination by Reason of Disability. If an optionee's Termination of Service occurs by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee or his legal representative, to the extent it was exercisable at the time of the optionee's Termination of Service or on such accelerated basis as the Committee may determine at or after the time of grant. Such Option may be exercised for a period of time as set forth in the Stock Option Agreement or as the Committee may determine at or after the time of grant (in either case, not to exceed one year from Termination of Service) or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such specified period any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of time from the date of death (not to exceed one year) as determined by the Committee or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (viii) Termination by Reason of Retirement. If an optionee's Termination of Service occurs by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of Termination of Service or on such accelerated basis as the Committee may determine at or after the time of grant, for a period of time set forth in the Stock Option Agreement or such other period as the Committee may specify at or after the time of grant (in either case, not to exceed one year from the Termination of Service) or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such specified period any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of (not to exceed one year) from the date of death as determined by the Committee or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee's Termination of Service occurs by reason of Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the Committee so approves at the time of Early Retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.

                  (ix)     Other Termination. Subject to the provisions of
Section 19(g) below and unless otherwise determined by the Committee at or after the time of grant or otherwise set forth in the Stock Option Agreement, if a holder's Termination of Service occurs for any reason other than death, Disability or Retirement or the voluntary resignation of the holder, the Stock Option shall thereupon automatically terminate, except that (a) if the Termination of Service occurs as a result of the holder's voluntary resignation, such Stock Option may be exercised to the extent it was exercisable at the time of Termination of Service for a period of thirty (30) days or the expiration of the stated term of the Stock Option, whichever is shorter, and (b) if the optionee is involuntarily terminated by the Company or a Subsidiary or Parent without Cause (as hereinafter defined), such Stock Option may be exercised to the extent it was exercisable at the date of Termination of Service for six months (or such other period set forth in the Stock Option Agreement which period shall not exceed one year from the date of such Termination of Service) or until the expiration of the stated term of such Stock Option, whichever period is the shorter. For purposes of the Plan, "Cause" shall mean (A) the conviction of the optionee of a felony under Federal law or the law of the state in which such action occurred, (B) dishonesty by the optionee in the course of fulfilling his or her employment duties, or (C) the willful and deliberate failure on the part of the optionee to perform his or her employment duties in any material respect. Notwithstanding the foregoing, if the optionee has an employment agreement with the Company or a Subsidiary or Parent, the definition of "Cause" shall have the meaning ascribed in such employment agreement.

                  (x) Alternative Settlement of Option. Upon the receipt of written notice of exercise, the Committee, may elect to settle all or part of any Stock Option by paying to the optionee an amount, in cash and/or Stock (valued at Fair Market Value on the date of exercise), equal to the product of the excess of the Fair Market Value of one share of Stock on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with any existing provisions of Rule 16b-3, to the extent applicable.

                  (xi) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

SECTION 7: PERFORMANCE UNITS.

         Awards granted as Performance Units shall be subject to the following provisions:

         (a) The Performance Cycle for the attainment of the Performance Goals shall be determined by the Committee. The Committee may establish more than one cycle for any particular Performance Unit.

         (b) The Committee shall establish a dollar value for each Performance Unit, the Performance Goals to be attained in respect of the Performance Unit, the various percentages of the Performance Unit value to be paid out upon the attainment, in whole or in part, of the Performance Goals and such other Performance Unit terms, conditions and restrictions as the Committee deems appropriate. Any Performance Goal may be modified by the Committee during the course of a Performance Cycle to take into account changes in conditions that occur. Notwithstanding the foregoing, in the case of a Performance Unit granted to a Covered Employee, no business criteria other than those enumerated in Section 2(w) may be used in establishing the Performance Goals for such Performance Unit, and no such Performance Goals may be modified by the Committee during the course of a Performance Cycle except in accordance with Section 162(m) of the Code. As soon as practicable after the termination of the Performance Cycle, the Committee shall determine what, if any, payment is due on the Performance Unit in accordance with the terms thereof.

         (c) In the event of a participant's Termination of Service prior to the expiration of the Performance Cycle established for any Performance Unit he or she may have been awarded, the Committee may, in its sole discretion provide for a full or partial credit and determine what percentage, if any, of the Performance Unit is to be paid out. However, no unpaid portion of a Performance Unit otherwise payable shall be paid to a Plan participant whose Termination of Service is for Cause. Notwithstanding the foregoing, in the case of Performance Units granted to Covered Employees, this paragraph 7.5(c) shall not be given effect if, as a result thereof, such Performance Units shall lose the protection afforded by Section 162(m) of the Code.

         (d) Payment of Performance Units shall be made, at the sole discretion of the Committee, either in cash in the amount of the dollar value of the Performance Units awarded and/or in Stock having a Fair Market Value at the time such award is paid equal to the excess of such dollar amount over the amount of such cash.

         (e) Except as otherwise set forth in the Plan, Performance Units are not transferable other than by will or by the laws of descent and distribution and during a participant's lifetime payments in respect thereof shall be made only to the participant.

SECTION 8: RESTRICTED STOCK.

         (a) Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards of Restricted Stock. Conditions of vesting that the Committee may impose may include, among others, (i) length of continuous service, (ii) achievement of specific business objectives, (iii) increases in specific indices, (iv) attainment of specified growth rates, or any other conditions as determined by the Committee. The Committee may remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable law or other changes in circumstances arising after the date of the Award, such action is appropriate.

         (b) Terms and Conditions. Each Restricted Stock Award shall also be subject to the following terms and conditions:

                  (i) Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights related thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Restricted Stock Agreement. Such certificates shall bear a legend restricting sale or other disposition in accordance with the Plan and the applicable Restricted Stock Agreement.

                  (ii) Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if any) necessary to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. The holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) other than regular cash dividends and other cash equivalent distributions as the Board may designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (B) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (C) a breach of any of the restrictions, terms or conditions contained in the Plan or the Restricted Stock agreement referred to in Section 8(b)(iv) below, or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

                  (iii) Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock Agreement, (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested and (C) the Company will return to the holder the certificates representing the Restricted Stock and any Retained Distributions. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

                  (iv) Each Restricted Stock Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant. The agreement shall require that each participant irrevocably grant to the Company the power of attorney to transfer any shares of Restricted Stock forfeited to the Company and agrees to execute any document required by the Company in connection with such forfeiture and transfer.

SECTION 9: DEFERRED STOCK.

         (a) Grant and Exercise. Deferred Stock may be awarded either alone or in addition to or in tandem with other Awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Deferred Stock will be deferred, and all the other terms and conditions of the Awards.

         (b) Terms and Conditions. Each Deferred Stock Award shall be subject to the following terms and conditions:

                  (i) Subject to the provisions of this Plan and the Deferred Stock Agreement referred to in Section 9(b)(vii) below, Deferred Stock Awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 9(b)(vi) below, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock Award.

                  (ii) As determined by the Committee at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 9(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred Stock Award may be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

                  (iii) Subject to the provisions of the Deferred Stock Agreement referred to in Section 9(b)(vii) below and this Section 9 and Section 19(g) below, upon termination of a participant's employment with the Company or any Parent or Subsidiary for any reason during the Deferral Period (or the Additional Deferral Period referred to in Section 9(b)(vi) below, where applicable) for a given award, the Deferred Stock in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at the time of grant.

                  (iv) The Committee may, after grant, accelerate the vesting of all or any part of any Deferred Stock Award and/or waive the deferral limitations for all or any part of a Deferred Stock award.

                  (v) In the event of hardship or other special circumstances of a participant whose employment with the Company or any Parent or Subsidiary is involuntarily terminated (other than for Cause), the Committee may waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the Deferred Stock Agreement referred to in
Section 9(b)(vii) below with respect to any or all of the participant's Deferred Stock.

                  (vi) A participant may request to, and the Committee may at any time, defer the receipt of an Award (or an installment of an Award) for an additional specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must be made at least one year prior to expiration of the Deferral Period for such Deferred Stock Award (or such installment).

                  (vii) Each Deferred Stock Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

SECTION 10: OTHER STOCK-BASED AWARDS.

         (a) Grant and Exercise. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with Stock Options, Performance Units, Restricted Stock, Deferred Stock and/or Cash Awards.

         The Committee shall determine the eligible persons to whom, and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Committee may also provide for the grant of Stock under such awards upon the completion of a specified performance period.

         (b) Terms and Conditions. Each Other Stock-Based Award shall be subject to the following terms and conditions:

                  (i) Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or period of deferral lapses.

                  (ii) The recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Committee at the time of the award. The Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.

                  (iii) Any Other Stock-Based Award and any Stock covered by any Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement referred to in Section 10(b)(v) below, as determined by the Committee.

                  (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based award.

                  (v) Each Other Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the participant.

SECTION 11: CASH AWARDS.

         (a) Grant of Cash Awards. The Committee may, in its sole discretion, grant Cash Awards in accordance with the terms and conditions set forth in the Plan and in an agreement executed by the Company and the participant ("Cash Award Agreement"). Each Cash Award Agreement shall set forth
(i) the amount of the Cash Award, (ii) the time or times within which such Award may be subject to forfeiture, if any, (iii) specified performance goals, or other criteria, if any, as the Committee may determine must be met in order to remove any restrictions (including vesting) on such Award, and (iv) any other terms, limitations, restrictions, and conditions of the Award that are consistent with this Plan.

         The Cash Award Agreement shall also set forth the vesting period for the Cash Award, if any, which shall commence on the date of grant of the Cash Award and, unless otherwise established by the Committee in the Cash Award Agreement, shall expire upon satisfaction of the conditions set forth in the Cash Award Agreement. Such conditions may provide for vesting based on (i) length of continuous service, (ii) achievement of specific business objectives,
(iii) increases in specified indices, (iv) attainment of specified growth rates, or (v) other comparable measurements of Company performance, as may be determined by the Committee in its sole discretion.

         (b) Termination of Service. Subject to the provisions of the particular Cash Award Agreement, and unless otherwise permitted by the Committee, in its sole discretion, upon termination of the participant's service to the Company or its Parent and Subsidiaries for any reason during a vesting period (if any), the nonvested portion of a Cash Award shall be forfeited by the participant. Upon any forfeiture, all rights of a Participant with respect to the forfeited Cash Award shall cease and terminate, without any further obligation on the part of the Company.

         (c) Form of Payment. In the sole discretion of the Committee, the Company may satisfy its obligation under a Cash Award by the distribution of that number of shares of Common Stock or Restricted Stock, or any combination thereof, having an aggregate Fair Market Value (as of the date of payment) equal to the amount of cash otherwise payable to the participant, and/or by the distribution of Stock Options having an aggregate Fair Market Value equal to the amount of cash otherwise payable to the participant, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Common Stock and in part with cash. If required by Rule 16b-3 at the time of distribution, any shares of Common Stock distributed to a participant must be held by such participant for at least six
(6) months from the date of distribution.

SECTION 12: CHANGE OF CONTROL PROVISIONS.

         (a) A "Change of Control" shall be deemed to have occurred on the tenth day after:

                  (i) any individual, firm, corporation or other entity, or any group (as defined in Section 13(d)(3) of the Exchange Act) becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 20% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

                  (ii) the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or

                  (iii) the stockholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company; provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company, any trustee of or fiduciary with respect to any such plan when acting in such capacity, or by a person who is an officer or director of the Company on the effective date of the Plan, or by any group comprised solely of such persons and/or entities.

         (b) In the event of a "Change of Control" as defined in Section 13(a) above, awards granted under the Plan will be subject to the following provisions, unless the provisions of this Section 13 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of such a "Change of Control":

                  (i) all outstanding Stock Options which have been outstanding for at least six months shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms; and

                  (ii) all restrictions and deferral limitations contained in Restricted Stock Awards, Deferred Stock Awards, Performance Units and Other Stock Based Awards granted under the Plan shall lapse.

SECTION 13: AMENDMENTS AND TERMINATION.

         The Board or Committee may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 of the Exchange Act, as in effect from time to time, or with the requirements of any other applicable law, rule or regulation. The Committee may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Committee which in any material respect impairs the rights of the optionee or participant without the optionee's or participant's consent, except for such amendments which are made to cause the Plan to qualify for the exemption provided by Rule 16b-3 and no such amendment shall result in a reduction of the exercise price of any Stock Option.

SECTION 14: UNFUNDED STATUS OF PLAN.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company.

SECTION 15: LIMIT ON AWARDS TO ANY INDIVIDUAL.

         Notwithstanding any provision contained herein, no participant may be granted under the Plan, during any year, Options or any other Awards relating to more than 750,000 shares of Common Stock in the aggregate, subject to adjustment in accordance with Section 17. With respect to an Award that may be settled in cash, no participant may be paid in respect of any fiscal year an amount that exceeds the greater of the Market Value of the number of shares of Common Stock set forth in the preceding sentence at the date of grant or at the date of settlement of the Award, provided that this limitation is separate from and not affected by the number of Awards granted during such fiscal year subject to the limitation in the preceding sentence.

SECTION 16: LIMIT ON NON-OPTION AWARDS.

         The number of shares that are subject to Non-Option Awards under the Plan shall not exceed 750,000 shares of Common Stock in the aggregate, subject to adjustment in accordance with Section 17.

SECTION 17: ADJUSTMENTS.

         In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, shares of Common Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares which may thereafter be delivered in connection with Awards, (ii) the number and kind of shares that may be delivered or deliverable in respect of outstanding Awards, (iii) the number of shares with respect to which Awards may be granted to a given participant and (iv) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award, and, with respect to Awards granted to Covered Employees, no such adjustment shall be authorized to the extent that such adjustment would cause such Award to lose the benefits of Section 162(m) of the Code and that the number of shares of Stock subject to any award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Committee of the alternative settlement right which is set forth in Section 6(b)(x) above.

SECTION 18: ELECTIVE DEFERRAL.

         Notwithstanding anything in the Plan to the contrary, participant under the Plan may, by completing an election form and delivering it to the General Counsel of the Company on or before December 15 of any year, elect (the "Elective Deferral") to defer the receipt of any of the cash or Stock to be received by the participant in the immediately succeeding year, on such terms as the Committee may permit.

         An Elective Deferral shall be irrevocable, except that the Committee, in its sole discretion, may allow a participant to change or revoke such Elective Deferral.

         The Company shall establish an account for each participant who makes an Elective Deferral reflecting Elective Deferrals made for such participant's benefit together with any additions to reflect any dividends paid upon any shares of Stock that have been deferred pursuant to an Elective Deferral. The Company shall establish sub-accounts for each participant who has more than one Elective Deferral in effect under the Plan and such other sub-accounts as are necessary for the proper administration of the Plan. As of the last business day of each December 31 of each year, the Company shall provide the participant with a statement of his or her account reflecting the number of deferred shares or other deferred compensation under the Plan, and any dividends on such shares credited thereto and distributions from such account since the prior statement.

         A participant who makes an Elective Deferral shall be immediately vested in, and shall have a nonforfeitable right to, all deferred shares and other deferred compensation and all dividends, if any, on any deferred shares credited to his or her account, except as otherwise provided by the Committee. In the event of the Company's insolvency, the participant shall have the same rights as a general creditor of the Company with respect to his or her account balance.

         A participant who makes an Elective Deferral shall designate (on the election form used to make Elective Deferrals under the Plan) the date(s) at which the deferred shares and other deferred compensation and any dividends credited to his or her account will be distributed to him or her, or his or her designated beneficiary (in the event of death before full distribution), or estate if no such beneficiary, or legal representative in the event of incompetence before full distribution. The number of shares of Stock, if any, which are attributable to dividends and credited to his or her account shall be based on the per share Fair Market Value on the date of such dividend. Distributions shall be made in cash and/or Stock in the proportions deferred.

         Deferred shares and shares attributable to dividends on any Deferred Shares shall be subject to adjustment as set forth in Section 167 of the Plan.

         Each such election regarding the date(s) for payments shall be irrevocable, except that the Committee, in its sole discretion, may allow the participant to change or revoke such election.

SECTION 19: GENERAL PROVISIONS.

         (a) The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares for investment without a view to distribution thereof.

         All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Nothing contained in the Plan shall prevent the Board or, where authorized by the Board, the Committee, as the case may be, from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

         (c) NOTHING CONTAINED IN THE PLAN OR IN ANY AWARD HEREUNDER SHALL BE DEEMED TO CONFER UPON ANY EMPLOYEE OF THE COMPANY OR ANY PARENT OR SUBSIDIARY ANY RIGHT TO CONTINUED EMPLOYMENT WITH THE COMPANY OR ANY PARENT OR SUBSIDIARY, NOR SHALL IT INTERFERE IN ANY WAY WITH THE RIGHT OF THE COMPANY OR ANY SUBSIDIARY TO TERMINATE THE EMPLOYMENT OF ANY OF ITS EMPLOYEES AT ANY TIME.

         (d) Not later than the date as of which an amount first becomes includable in the gross income of the participant for Federal, state or local income tax purposes with respect to any Option or other Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee, as the case may be, regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements and the Company or the participant's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant from the Company, its Parent or any Subsidiary.

         (e) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Indiana (without regard to choice of law provisions).

         (f) Any Stock Option granted or other Award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to Awards under this Plan).

         (g) A leave of absence, unless otherwise determined by the Committee prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option granted or awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company, its Parent or any Subsidiary.

         (h) Except as otherwise expressly provided in the Plan or in any Stock Option Agreement, Restricted Stock agreement, Deferred Stock Agreement, Performance Unit Agreement, Cash Award Agreement or any Other Stock-Based Award agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.

         (i) The obligations of the Company with respect to all Stock Options and Awards under the Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or traded.

         (j) If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 as in effect from time to time, or with the requirements of any other applicable law, rule or regulation then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3.

         (k) The Committee may terminate any Stock Option or other Award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or participant for his or her execution.

SECTION 20: EFFECTIVE DATE OF PLAN.

         The Plan shall be effective as of the first business day following approval of the Plan by the Company's stockholders.

SECTION 21: TERM OF PLAN.

         No Stock Option, Restricted Stock Award, Deferred Stock Award, Performance Unit or Other Stock-Based Award or Cash Award shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date of the Plan, but Awards granted prior to such tenth anniversary may extend beyond that date.

                                   APPENDIX E

             PLAN AND AGREEMENT OF MERGER BETWEEN BRIGHTPOINT, INC.
                          AND BRIGHTPOINT INDIANA CORP.

         THIS PLAN AND AGREEMENT OF MERGER ("Merger Agreement") dated as of April __, 2004, is made by and between BRIGHTPOINT, INC., a Delaware corporation ("Brightpoint Delaware"), and BRIGHTPOINT INDIANA CORP., an Indiana corporation ("Brightpoint Indiana"). Brightpoint Delaware and Brightpoint Indiana are hereinafter sometimes collectively referred to as the "Constituent Corporations."

         WHEREAS, the outstanding authorized capital stock of Brightpoint Indiana consists of one (1) share of common stock, par value $0.01 per share, which is owned by Brightpoint Delaware.

         WHEREAS, Brightpoint Delaware, as the sole shareholder of Brightpoint Indiana, desires to effect a merger of Brightpoint Delaware with and into Brightpoint Indiana pursuant to the provisions of the General Corporation Law of the State of Delaware (the "DGCL") and the Indiana Business Corporation Law (the "IBCL").

         WHEREAS, the respective Boards of Directors of Brightpoint Delaware and Brightpoint Indiana have determined that it is advisable and in the best interests of each of such corporations that Brightpoint Delaware be merged with and into Brightpoint Indiana upon the terms and subject to the conditions herein provided.

         WHEREAS, the Board of Directors of Brightpoint Indiana and Brightpoint Delaware, as the sole shareholder of Brightpoint Indiana, have approved this Merger Agreement by unanimous written consents and directed that it be executed by the undersigned officers.

         WHEREAS, the Board of Directors of Brightpoint Delaware has approved this Merger Agreement by unanimous written consent and directed that it be executed by the undersigned officers and that it be submitted to a vote of the shareholders of Brightpoint Delaware at the annual meeting.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties agree that Brightpoint Delaware shall be merged with and into Brightpoint Indiana and that the terms and conditions of the merger, the mode of carrying the merger into effect, the manner of converting the shares of the Constituent Corporations and certain other provisions relating thereto shall be as follows:

                                    ARTICLE I

                                   THE MERGER

         1.01 Surviving Corporation. Subject to the terms and provisions of this Agreement, and in accordance with the DGCL and the IBCL, at the Effective Time (as defined in Section 1.08 hereof) Brightpoint Delaware shall be merged with and into Brightpoint Indiana (the "Merger"). Brightpoint Indiana shall be the surviving corporation (hereinafter sometimes called the "Surviving Corporation") of the Merger and shall continue its corporate existence under the laws of the State of Indiana. At the Effective Time, the separate corporate existence of Brightpoint Delaware shall cease.

         1.02 Name of the Surviving Corporation. As of the Effective Time, the name of the Surviving Corporation will be changed to "Brightpoint, Inc."

         1.03 Effect of the Merger. At the Effective Time, the Merger shall have the effects provided for herein and in Section 259 of the DGCL and Section 23-1-40-6 of the IBCL.

         1.04 Articles of Incorporation. As of the Effective Time, the Articles of Incorporation of Brightpoint Indiana, as in effect immediately prior to the Effective Time, shall be amended and restated in their entirety by the Restated Articles of Incorporation attached hereto as Annex 1, which Restated Articles of Incorporation will become, at the Effective Time, the Articles of Incorporation of the Surviving Corporation until thereafter duly altered, amended or repealed in accordance with the provisions thereof and applicable law.

         1.05 By-Laws. As of the Effective Time, the By-Laws of Brightpoint Indiana, as in effect immediately prior to the Effective Time, shall be amended and restated in their entirety by the By-Laws attached hereto as Annex 2, which By-Laws will become, at the Effective Time, the By-Laws of the Surviving Corporation until thereafter duly altered, amended or repealed in accordance with the provisions thereof, the Articles of Incorporation of the Surviving Corporation and applicable law.

         1.06 Directors of the Surviving Corporation. At the Effective Time, each person who is a director of Brightpoint Delaware immediately prior to the Effective Time shall become a director of the Surviving Corporation and each such person shall serve as a director of the Surviving Corporation for the balance of the term for which such person was elected as a director of Brightpoint Delaware and until his or her successor is duly elected and qualified in the manner provided in the By-Laws or the Articles of Incorporation of the Surviving Corporation or as otherwise provided by law or until his or her earlier death, resignation or removal in the manner provided in the By-Laws or the Articles of Incorporation of the Surviving Corporation or as otherwise provided by law.

         1.07 Officers of the Surviving Corporation. At the Effective Time, each person who is an officer of Brightpoint Delaware immediately prior to the Effective Time shall become an officer of the Surviving Corporation with each such person to hold the same office in the Surviving Corporation, in accordance with the By-Laws thereof, as he or she held in Brightpoint Delaware immediately prior to the Effective Time.

         1.08 Effective Time. The Merger shall become effective in accordance with the provisions of Section 23-1-40-5 of the IBCL and Section 252 of the DGCL, upon the later to occur of (a) completion of the filing of articles of merger with the Secretary of State of Indiana, and (b) the filing of a certificate of merger with the Secretary of State of Delaware; provided, however, that such articles of merger and certificate of merger shall not be filed prior to the date which is 20 calendar days after the date on which a Proxy Statement of Brightpoint Delaware prepared in accordance with the rules of the Securities Exchange Act of 1934, as amended, is mailed to Brightpoint Delaware's shareholders of record on the record date determined by the board of directors of Brightpoint Delaware. The date and time when the Merger shall become effective is herein referred to as the "Effective Time."

         1.09 Additional Actions. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable
(a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of Brightpoint Delaware acquired or to be acquired by reason or as a result of the Merger, or
(b) otherwise to carry out the purpose of this Merger

Agreement, Brightpoint Delaware and its proper officers and directors shall be deemed to have granted hereby to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and the possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Merger Agreement, and the proper officers and directors of the Surviving Corporation are hereby fully authorized in the name of Brightpoint Delaware to take any and all such action.

                                   ARTICLE II

                  MANNER, BASIS AND EFFECT OF CONVERTING SHARES

         2.01     Conversion of Shares. At the Effective Time:

         (a) Each share of Common Stock of Brightpoint Delaware, par value $0.01 per share ("Delaware Common Stock"), issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and nonassessable share of Common Stock of Brightpoint Indiana, par value $0.01 per share ("Indiana Common Stock") by virtue of the Merger and without any action on the part of the holder thereof.

         (b) Each share of Delaware Common Stock held in the treasury of Brightpoint Delaware immediately prior to the Effective Time shall be converted into one fully paid and nonassessable share of Indiana Common Stock by virtue of the Merger and without any action on the part of Brightpoint Delaware and shall be held in the treasury of the Surviving Corporation;

         (c) Each share of Indiana Common Stock, issued and outstanding immediately prior to the Effective Time shall be redeemed, canceled and retired and shall cease to exist by virtue of the Merger and without any action on the part of the holder thereof.

         2.02 Effect of Conversion. At and after the Effective Time, each share certificate which immediately prior to the Effective Time represented outstanding shares of Delaware Common Stock ("Delaware Certificate") shall be deemed for all purposes to evidence ownership of, and to represent, the number of shares of Indiana Common Stock into which the shares of Delaware Common Stock represented by such certificate immediately prior to the Effective Time have been converted pursuant to Section 2.01 hereof. The registered owner of any Delaware Certificate outstanding immediately prior to the Effective Time, as such owner appears in the books and records of Brightpoint Delaware or its transfer agent immediately prior to the Effective Time, shall, until such certificate is surrendered for transfer or exchange, have and be entitled to exercise any voting and other rights with respect to and to receive any dividends or other distributions on the shares of Indiana Common Stock into which the shares represented by any such certificate have been converted pursuant to Section 2.01 hereof.

         2.03 Exchange of Certificate. Each holder of a Delaware Certificate shall, upon the surrender of such certificate to the Surviving Corporation or its transfer agent for cancellation after the Effective Time, be entitled to receive from the Surviving Corporation or its transfer agent a certificate representing the number of shares of Indiana Common Stock into which the shares of Delaware Common Stock represented by such certificate have been converted pursuant to Section 2.01 hereof.

         2.04 Stock Options and Incentive Plans. By virtue of the Merger and without any action on the part of the holder, each right or option to purchase shares of Delaware Common Stock granted under Brightpoint Delaware's 1994 Stock Option Plan, 1996 Stock Option Plan, Non-Employee Director Stock Option Plan, Independent Director Stock Compensation Plan (collectively, the "Plans") or otherwise as to which Brightpoint Delaware or any of its affiliates has assumed or incurred obligations (hereinafter collectively referred to as the "Options") which is outstanding immediately prior to the Effective Time shall be converted into and become a right or option to purchase the same number of shares of Indiana Common Stock at the same option price per share and upon the same terms and subject to the same conditions as are in effect at the Effective Time. The Surviving Corporation shall reserve for purposes of the Options a number of shares of Indiana Common Stock, equal to the number of shares of Delaware Common Stock reserved by Brightpoint Delaware for issuance under the Options as of the Effective Time. As of the Effective Time, Brightpoint Indiana hereby assumes Brightpoint Delaware's Plans and Options and all obligations of Brightpoint Delaware under the Options and under such Plans.

         2.05 Other Employee Benefit Plans. Upon the Effective Time, Brightpoint Indiana will assume all obligations of Brightpoint Delaware under any and all employee benefit plans in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

         2.06 Assumption of Stock Purchase Rights and Rights Agreement. Upon the Effective Time, all outstanding preferred share purchase rights shall be assumed by Brightpoint Indiana and become rights to purchase the Indiana Common Stock with no other changes in the terms and conditions of such preferred share purchase rights, including the exercise price. Upon the Effective Time, Brightpoint Indiana also shall adopt and assume the Rights Agreement as successor to Brightpoint Delaware.

                                   ARTICLE III

                 APPROVAL; AMENDMENT; ABANDONMENT; MISCELLANEOUS

         3.01 Approval. This Merger Agreement shall be submitted for approval by the shareholders of Brightpoint Delaware at the annual meeting of shareholders.

         3.02 Amendment. Subject to applicable law, this Merger Agreement may be amended, modified or supplemented by written agreement of the Constituent Corporations at any time prior to the Effective Time, except that after the approval contemplated by Section 3.01 hereof, there shall be no amendments that would (a) alter or change the amount or kind of shares to be received by shareholders in the Merger, (b) alter or change any term of the Restated Articles of Incorporation or By-Laws of the Surviving Corporation that are to take effect as of the Effective Time pursuant to Sections 1.04 and 1.05 hereof, or (c) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class of stock of either of the Constituent Corporations.

         3.03 Abandonment. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of Brightpoint Indiana or Brightpoint Delaware, or both, notwithstanding approval of this Merger Agreement by the sole shareholder of Brightpoint Indiana and the shareholders of Brightpoint Delaware.

         3.04 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and the same agreement.

         3.05 Statutory Agent in Indiana. The name and address of the statutory agent of the Surviving Corporation in Indiana upon whom any process, notice or demand against Brightpoint Delaware or the Surviving Corporation may be served are:

                            Brightpoint, Inc.
                            501 Airtech Parkway
                            Plainfield, Indiana 46168
                            Attention: Corporate Secretary

         3.06 Designated Agent in Delaware. The Surviving Corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of Brightpoint Delaware, as well as for enforcement of any obligation of the Surviving Corporation arising from the Merger, and the Surviving Corporation irrevocably appoints the Delaware Secretary of State as its agent to accept service of process in any such suit or other proceedings. A copy of such process is requested to be mailed by the Delaware Secretary of State to:

                            Brightpoint, Inc.
                            501 Airtech Parkway
                            Plainfield, Indiana 46168
                            Attention: Corporate Secretary

         IN WITNESS WHEREOF, Brightpoint Delaware and Brightpoint Indiana have caused this Merger Agreement to be signed by their respective duly authorized officers as of the date first above written.

                                             BRIGHTPOINT INDIANA CORP.
                                             (an Indiana corporation)

                                             By:________________________________
                                                Steven E. Fivel, President

ATTEST:

By:_________________________
   Steven E. Fivel, Secretary

                                             BRIGHTPOINT, INC.,
                                             (a Delaware corporation)

                                             By:________________________________

                                             Name
                                             Title

ATTEST:

By:__________________________
   Steven E. Fivel, Secretary

                        ANNUAL MEETING OF STOCKHOLDERS OF

                                BRIGHTPOINT, INC.

                                  JUNE 3, 2004

                            PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

                   - OR -

TELEPHONE - Call toll-free 1-800-PROXIES                COMPANY NUMBER
from any touch-tone telephone and follow
the instructions. Have your control number              ACCOUNT NUMBER
and proxy card available when you call.
                                                        CONTROL NUMBER
                   - OR -

INTERNET - Access "WWW.VOTEPROXY.COM" and follow the on-screen instructions. Have your control number available when you access the web page.

  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

                                BRIGHTPOINT, INC.
                               501 AIRTECH PARKWAY
                            PLAINFIELD, INDIANA 46168

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 3, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints STEVEN E. FIVEL and FRANK TERENCE, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Brightpoint, Inc. (the "Company") on Thursday, June 3, 2004 at 9:00 a.m. local time, at the Company's office located at 501 Airtech Parkway, Plainfield, Indiana 46168 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

                                    (Continued and to be signed on reverse side)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF CLASS I DIRECTORS:

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


[ ]      FOR ALL NOMINEES                     NOMINEES:

                                              [ ]  V. William Hunt
                                              [ ]  Stephen H. Simon

[ ]      WITHHOLD AUTHORITY FOR ALL NOMINEES.

[ ]      FOR ALL EXCEPT
         (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [ ]

2.    PROPOSAL TO APPROVE THE COMPANY'S         [ ]         [ ]          [ ]
      AMENDED AND RESTATED INDEPENDENT          FOR       AGAINST      ABSTAIN
      DIRECTOR STOCK COMPENSATION PLAN

3.    PROPOSAL TO APPROVE THE COMPANY'S         [ ]         [ ]          [ ]
      2004 LONG-TERM STOCK INCENTIVE            FOR       AGAINST      ABSTAIN
      PLAN

4.    PROPOSAL TO APPROVE THE CHANGE OF         [ ]         [ ]          [ ]
      THE COMPANY'S STATE OF                    FOR       AGAINST      ABSTAIN
      INCORPORATION FROM DELAWARE TO
      INDIANA

5.    PROPOSAL TO RATIFY THE APPOINTMENT        [ ]         [ ]          [ ]
      OF ERNST & YOUNG LLP AS THE               FOR       AGAINST      ABSTAIN
      COMPANY'S INDEPENDENT AUDITORS FOR
      THE FISCAL YEAR ENDING DECEMBER
      31, 2004

6.    IN THEIR DISCRETION, THE PROXIES
      ARE AUTHORIZED TO VOTE UPON SUCH
      OTHER BUSINESS AS MAY PROPERLY
      COME BEFORE THE MEETING.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND PROPOSALS LISTED ABOVE.
                                                                         [ ]

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder _______________ Date _______

Signature of Stockholder _______________ Date _______

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                      -96-